UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2010

Structured International Equity Funds
Structured International Equity Flex
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International
Equity Funds

■	STRUCTURED INTERNATIONAL EQUITY FLEX

■	STRUCTURED EMERGING MARKETS EQUITY

■	STRUCTURED INTERNATIONAL EQUITY

■	STRUCTURED INTERNATIONAL SMALL CAP

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	26
Financial Statements	64
Notes to the Financial Statements	68
Financial Highlights	88
Other Information	96

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■ Comprehensive – We forecast returns on approximately 10,000 stocks and 45 countries/currencies on a daily basis.

■ Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■ Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■ Blend top-down market views[1] with bottom-up stock selection.

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model During the Six-Month Period Ended April 30, 2010
We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the Reporting Period. We continued to refine our process to adjust for crowding2, which has the potential to shorten the length of time that signals within our investment themes are effective. In addition, we expanded our model’s cross-company linkage signals to examine relationships between global companies that are economically related. Further, we implemented a new signal within our Momentum theme that seeks to exploit under-reaction to value-relevant news events. We believe these enhancements have predictive ability and will add value to our process over time.

[1]	Top-down market views are only applicable to the Structured International Equity and Structured Emerging Markets Equity Funds.

[2]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Changes Made to the Team’s Management

Robert B. Litterman, the Chairman of Quantitative Investment Strategies (QIS), retired at the end of 2009 following 23 years of distinguished service.

Kent Daniel, Managing Director and former co-CIO, has left the firm to pursue other personal and professional objectives. Bill Fallon, Managing Director and co-CIO of the QIS macro business, has assumed Kent’s research and co-CIO responsibilities for the QIS equity team. Katinka Domotorffy remains Chief Investment Officer and Head of QIS.

Don Mulvihill, Managing Director, has been named the co-CIO with Katinka Domotorffy of a new Customized Beta Strategies (CBS) team within QIS. The CBS team centralizes the QIS beta-driven solutions, including the Financial Solutions Group (focused on beta replication, currency hedging, drawdown risk management and transition management) as well as tax-advantaged solutions and other customized beta strategies.

Peter Zangari, formerly the Head of Implementation for the QIS equity strategies, has assumed the new role of Head of Risk Management for QIS.

Adrien Vesval, Managing Director and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities. His responsibilities have been assumed primarily by Bernard Yoo, Vice President and Portfolio Manager, and the existing members of the QIS volatility team. Silverio Foresi, formerly Head of QIS trading, has left the QIS team to serve as Head of Analytics and Attribution in Goldman Sachs Asset Management’s Office of the CIO. Rich Vanecek, the Chief Operating Officer of Trading for the QIS team, and Jeff Bacidore, the head of QIS’s algorithmic trading, will co-manage the QIS trading desk.

The QIS team includes more than 120 professionals across all areas of the company, with over 60 research professionals (9 PhDs, 18 chartered financial analysts).

MARKET REVIEW

Goldman Sachs Structured International
Equity Funds

Market Review

Overall, global stock markets rose during the six months ended April 30, 2010 (the “Reporting Period”). Several factors drove the markets higher, including optimism about economic recovery in the U.S. and around the world. In the United States, Gross Domestic Product (“GDP”) grew in the fourth calendar quarter of 2009 and the first calendar quarter of 2010. Credit markets continued to display improved liquidity, while interest rates remained at low levels. Also in the U.S., the Federal Reserve (the “Fed”) began to scale back the support programs it had established to enhance liquidity in the credit markets and raised the discount rate (i.e. the rate it charges to banks for short-term loans). The U.S. dollar appreciated relative to some major currencies during the Reporting Period, as investors looked for a safe haven in response to Greece debt concerns.

As the global equity markets rallied, perceived risk fell. The VIX, a measure of the implied volatility of S&P 500 index options, reached its 2009 peak of 57% on January 20, 2009. By the end of 2009, it had dropped significantly to 22%. The VIX declined even further during the first calendar quarter of 2010, falling below its historical average of about 20%. It ended the Reporting Period at approximately 22%.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (the “MSCI EAFE Index”) gained 2.48% during the Reporting Period. Thirteen of the twenty-one countries in the MSCI EAFE Index were up for the period, with Ireland (+17.74%) and Denmark (+16.08%) posting the largest gains. Japan (+7.50%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

In terms of sectors, seven of the ten sectors in the MSCI EAFE Index posted positive results, with the information technology (+13.98%) and materials (+11.57%) sectors gaining the most. The materials sector was the largest positive contributor on the basis of impact.

Emerging Markets Equity

The MSCI Emerging Markets Index (the “MSCI Emerging Markets Index”) gained 12.37% during the Reporting Period. Nineteen of the twenty-two countries in the MSCI Emerging Markets Index were up for the period, with Indonesia (+29.56%) and Turkey (+25.88%), posting the largest gains. Korea (+20.41%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All ten sectors in the MSCI Emerging Markets Index were positive for the period, with health care (+23.25%) and information technology (+20.45%) gaining the most. The information technology sector was the largest contributor on the basis of impact.

MARKET REVIEW

International Small Cap Equity

The MSCI EAFE Small Cap Index (the “MSCI EAFE Small Cap Index”) gained 7.35% during the Reporting Period. Sixteen of the twenty-one countries in the MSCI EAFE Small Cap Index were up, with Norway (+21.99%) and Singapore (+20.38%) posting the greatest gains. The United Kingdom (+9.61%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All ten sectors in the MSCI EAFE Small Cap Index posted positive results for the period, with materials (+15.07%), information technology (+12.84%) and industrials (+10.76%) increasing the most. The industrials sector was the largest positive contributor on the basis of impact.

Looking Ahead

In the coming months, we strongly believe investors will use fundamentally-based criteria to build their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings and higher profitability. Stocks with good momentum are likely, in our opinion, to outperform those with poor momentum. We intend to continue to focus on seeking profitable companies with strong fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured International Equity Flex Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Flex Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured International Equity Flex Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.97%, 2.65%, 3.18%, 3.21% and 2.86%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our stock selection strategy, which uses stock selection models based on six investment themes, contributed positively to the Fund’s relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Our investment themes themselves also performed well, enhancing the Fund’s relative performance. Management, which assesses the characteristics, policies and strategic decisions of company management, was the best-performing theme during the Reporting Period. Our Quality, Valuation, Momentum and Sentiment themes also added value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment looks at selected investment views and decisions of individuals and financial intermediaries.

Our Profitability theme, which we use to assess whether a company is earning more than its cost of capital, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection added to the Fund’s relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Investments in the consumer discretionary, energy and utilities sectors contributed to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighed positions in Bekaert SA NV, Dampskibsselskabet (D/S) Norden AS, and CGG Veritas. Our positive views on Momentum led us to overweight Bekaert, a Belgian company that specializes in advanced metal transformation and coatings. Our positive views of Management and Quality led us to overweight Danish shipping company D/S Norden. The Fund was overweight in CGG Veritas, a French maker of geophysical equipment for the oil and gas industry, because of our positive views on Valuation and Momentum.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Stock picks in the health care, telecommunication services and consumer staples sectors detracted from the Fund’s relative results. An overweight in Spanish telecommunications company Telefonica SA, assumed because of our positive views on Management, dampened performance versus the MSCI EAFE Index. Relative progress was also slowed by overweighted positions in French bank Credit Agricole SA and Swiss biopharmaceutical company Actelion. Our positive views on Momentum led us to overweight Credit Agricole, while our positive views on Profitability resulted in the Fund’s overweight in Actelion.

Q	Were there any notable changes in the Fund’s country weightings during the Reporting Period?

A	The Fund’s investment approach is country neutral, that is, we maintain country weightings similar to the MSCI EAFE Index. Thus, the Fund’s positions within countries had no perceivable impact on relative performance. By the end of the period, we had increased the Fund’s weightings in Denmark, Sweden and Switzerland and decreased its weightings in Austria, Japan and the Netherlands.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of April 30, 2010, the Fund was overweight in financials, information technology, telecommunication services, materials and utilities relative to the MSCI EAFE Index. It was underweight in the consumer staples, industrials, energy, health care and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was slightly overweight France, Ireland, Denmark, Sweden and Finland relative to the MSCI EAFE Index at the end of the Reporting Period. It was underweight Belgium, Greece, Portugal, Switzerland and New Zealand. The Fund was relatively neutral to the MSCI EAFE Index in Germany, Austria, Australia, Italy, the U.K., Singapore, Hong Kong, Norway, Japan, the Netherlands and Spain.

Please Note: Effective on or about July 28, 2010 all share classes of the Goldman Sachs Structured International Equity Flex Fund will be liquidated pursuant to the prospectus supplement dated May 20, 2010. Further, shares of the Fund are no longer available for purchase as of May 21, 2010.

FUND BASICS

Structured International Equity Flex Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return
April 30, 2010	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	2.97%	2.48%
Class C	2.65	2.48
Institutional	3.18	2.48
Class IR	3.21	2.48
Class R	2.86	2.48

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	41.90%	-5.24%	7/31/06
Class C	48.01	-4.45	7/31/06
Institutional	50.79	-3.37	7/31/06
Class IR	50.53	-13.81	11/30/07
Class R	49.73	-14.20	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.25%
Class C	2.35	3.00
Institutional	1.20	1.85
Class IR	1.35	2.00
Class R	1.85	2.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Sanofi-Aventis SA	2.9%	Pharmaceuticals, Biotechnology & Life Sciences	France
Telefonica SA	2.7	Telecommunication Services	Spain
Banco Santander SA	2.2	Banks	Spain
Royal Dutch Shell PLC	2.1	Energy	Netherlands
Class A
Total SA	2.1	Energy	France
E.ON AG	1.9	Utilities	Germany
Koninklijke DSM NV	1.8	Materials	Netherlands
Honda Motor Co. Ltd.	1.7	Automobiles & Components	Japan
France Telecom SA	1.6	Telecommunication Services	France
ABB Ltd. (Registered)	1.5	Capital Goods	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

Underlying industry sector allocations achieved through the Fund’s investments in total return swaps are not reflected in the above graph. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.

TOP 5 OVERWEIGHTS AS OF 4/30/107

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Royal Dutch Shell PLC	4.0%	Energy
Sanofi-Aventis SA	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Telefonica SA	2.8	Telecommunication Services
Koninklijke DSM NV	1.9	Materials
Parmalat SpA	1.4	Consumer Staples

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 5 overweights may not be representative of the Fund’s future investments.

FUND BASICS

TOP 5 UNDERWEIGHTS AS OF 4/30/108

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

DSV A/S	-1.5%	Industrials
Telenet Group Holding NV	-1.4	Telecommunication Services
Iliad SA	-1.3	Telecommunication Services
Fresnillo Plc	-1.1	Materials
Nestle SA	0.2	Food & Beverage

[8]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 5 underweights may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Emerging Markets Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 14.46%, 14.15% and 14.69%, respectively. These returns compare to the 12.37% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net of dividend withholding taxes) (the “MSCI Emerging Markets Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, both our country/currency selection strategy and our stock selection strategy, which uses stock selection models based on five investment themes, added to the Fund’s relative results. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its five investment themes — Valuation, Profitability, Quality, Momentum and Sentiment — contributed to the Fund’s relative performance during the Reporting Period.

Quality was the best-performing theme during the six months. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability, Sentiment and Momentum also added value. Profitability assesses whether a company is earning more than its cost of capital. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

The Valuation theme detracted from relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI Emerging Markets Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI Emerging Markets Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Stock picks in the materials, consumer staples and information technology sectors contributed to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in LG Display Co., Ltd., a Korea-based manufacturer of LCD panels, and Centrais Eletricas Brasileiras SA, a Brazilian electric company. Both overweights were assumed because of our

PORTFOLIO RESULTS

positive views on Quality, Valuation and Momentum. Also advantageous was an underweight in Uralkali JSC, a Russian potash mining company. Our negative views on Valuation led us to underweight Uralkali.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Security selection in the energy, consumer discretionary and financials sectors dampened relative results. The Fund was hindered by underweighted positions in Bank of China Ltd., oil and natural gas producer PetroChina Co. Ltd. and China Construction Bank Corp.

Q	How did the Team’s country/currency selection contribute to the Fund’s performance relative to the MSCI Emerging Markets Index during the Reporting Period?

A	Our country/currency selection strategy enhanced the Fund’s relative results. Overweighted positions in Turkey, Korea and Taiwan added the most while underweighted positions in Malaysia, Indonesia and Israel detracted.

We made our picks using our proprietary models, which are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings in Mexico, Israel and Taiwan during the Reporting Period and decreased its weightings in Brazil, China and Chile.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of April 30, 2010, the Fund was overweight the information technology, materials and consumer discretionary sectors relative to the Fund’s benchmark, the MSCI Emerging Markets Index (adjusted according to our country views). It was underweight the industrials, utilities, financials, health care, consumer staples, energy and telecommunication services sectors.

In terms of countries, the Fund was overweight Taiwan, Korea, Mexico, Turkey, Hungary, Egypt and Russia relative to the MSCI Emerging Markets Index at the end of the Reporting Period. The Fund was underweight Brazil, Malaysia, South Africa, Indonesia, China, Poland, Chile, Thailand, Colombia, India, Peru, Philippines, Czech Republic and Morocco. The Fund was relatively neutral in Israel relative to the benchmark index.

FUND BASICS

Structured Emerging Markets Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI Emerging
November 1, 2009–April 30, 2010	(based on NAV)[1]	Markets (EM)-NET[2]

Class A	14.46%	12.37%
Class C	14.15	12.37
Institutional	14.69	12.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI Emerging Markets Index (net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	73.34%	-9.47%	10/05/07
Class C	81.24	-7.90	10/05/07
Institutional	84.26	-7.04	10/05/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.76%
Class C	2.20	2.51
Institutional	1.05	1.36

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	4.4%	Semiconductors & Semiconductor Equipment	South Korea
America Movil SAB de CV Series L ADR	3.4	Telecommunication Services	Mexico
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.1	Semiconductors & Semiconductor Equipment	Taiwan
LG Display Co. Ltd.	2.9	Technology Hardware & Equipment	South Korea
China Construction Bank Corp. Class H	2.8	Banks	China
Bank of China Ltd. Class H	2.7	Banks	China
Vale SA ADR	2.6	Materials	Brazil
PetroChina Co. Ltd. Class H	2.5	Energy	China
Fubon Financial Holding Co. Ltd.	2.4	Diversified Financials	Taiwan
POSCO	2.4	Materials	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.53%, 2.15%, 2.21%, 2.81%, 2.47%, 2.66% and 2.41%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (“the MSCI EAFE Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy detracted from the Fund’s relative performance while our stock selection strategy, which uses stock selection models based on six investment themes, contributed to results versus the MSCI EAFE Index. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes added to relative results during the Reporting Period. Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, contributed the most, followed by Valuation, Sentiment and Quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Our Momentum theme slowed relative progress. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Profitability also detracted, though to a lesser extent. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Security selection in the consumer discretionary, industrials and energy sectors was the most successful during the

PORTFOLIO RESULTS

Reporting Period. The Fund held overweighed positions in Japanese machine tool manufacturer Amada Co., Ltd., French luxury goods retailer Compagnie Financière Richemont SA and Japanese digital office solutions provider Ricoh, Ltd. All three overweighted positions contributed to the Fund’s progress against the MSCI EAFE Index. Our positive views on Valuation and Momentum led to the overweight in Amada, while our positive views on Quality and Momentum resulted in the overweight in Compagnie Financière Richemont. The Fund’s overweighted position in Ricoh was adopted because of our positive views on Management and Valuation.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments within the consumer staples, materials and financials sectors dampened the Fund’s relative returns. The Fund was hampered by an overweight in Spanish bank holding company Banco Santander SA, assumed because of our positive views on Profitability and Management. Also detracting were overweighted positions in Spanish bank holding company Banco Popular Espanol SA and in Spanish bank Banco Bilbao Vizcaya Argentaria SA. The Fund was overweight Banco Popular Espanol because of our positive views on Momentum and Profitability. It was overweight Banco Bilbao Vizcaya Argentaria because of our positive views on Profitability and Sentiment.

Q	How did the Team’s country/currency selection detract from the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period?

A	Our country/currency selection strategy hindered the Fund’s progress versus the MSCI EAFE Index. The Fund’s underweight to Japan and overweights to Belgium and Austria detracted the most. This underperformance was offset somewhat by the Fund’s underweighted position in Italy and its overweighted positions in Sweden and Germany.

We made our picks using our proprietary models, which are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings in the Netherlands, Germany and Sweden relative to the MSCI EAFE Index. We decreased its weightings versus the benchmark index in Australia, Spain and the United Kingdom.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of April 30, 2010, the Fund was overweight consumer discretionary, consumer staples, energy, financials and health care relative to the benchmark MSCI EAFE Index (adjusted according to our country views). The Fund was underweight the utilities, telecommunication services, materials, information technology and industrials sectors.

In terms of countries, the Fund was overweight Germany, the Netherlands, Belgium, Sweden, Hong Kong, Norway, Austria, Singapore and Ireland relative to the MSCI EAFE Index at the end of the Reporting Period. It was underweight Japan, Australia, the U.K., Switzerland, Spain, Italy, Finland, Denmark, Greece and Portugal. The Fund was relatively neutral compared to the MSCI EAFE Index in France and New Zealand.

FUND BASICS

Structured International Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2009–April 30, 2010	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	2.53%	2.48%
Class B	2.15	2.48
Class C	2.21	2.48
Institutional	2.81	2.48
Service	2.47	2.48
Class IR	2.66	2.48
Class R	2.41	2.48

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	43.51%	2.15%	0.80%	2.49%	8/15/97
Class B	45.32	2.11	0.86	2.61	8/15/97
Class C	49.32	2.52	0.71	2.34	8/15/97
Institutional	52.24	3.71	1.88	3.50	8/15/97
Service	51.46	3.20	1.38	3.00	8/15/97
Class IR	51.96	N/A	N/A	-13.02	11/30/07
Class R	51.20	N/A	N/A	-13.45	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.32%
Class B	2.00	2.07
Class C	2.00	2.07
Institutional	0.85	0.92
Service	1.35	1.42
Class IR	1.00	1.07
Class R	1.50	1.57

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

E.ON AG	2.9%	Utilities	Germany
Anheuser-Busch InBev NV	1.8	Food, Beverage & Tobacco	Belgium
Siemens AG (Registered)	1.7	Capital Goods	Germany
BP PLC ADR	1.7	Energy	United Kingdom
Allianz SE (Registered)	1.6	Insurance	Germany
France Telecom SA	1.5	Telecommunication Services	France
AstraZeneca PLC	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
HSBC Holdings PLC	1.5	Banks	United Kingdom
Royal Dutch Shell PLC Class A	1.4	Energy	Netherlands
Total SA	1.4	Energy	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 18.7% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Small Cap Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured International Small Cap Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 10.48%, 10.14% and 10.78%, respectively. These returns compare to the 7.35% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “MSCI EAFE Small Cap Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, our investment themes outperformed, with Management and Valuation contributing the most. Management assesses the characteristics, policies and strategic decisions of company management. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme, which evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals, also added value.

Momentum was the weakest performing theme. Our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Profitability and Sentiment also dampened results, but to a lesser extent. Profitability assesses whether a company is earning more than its cost of capital, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Small Cap Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the MSCI EAFE Small Cap Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Investments in the industrials, energy and information technology sectors contributed to the Fund’s relative performance. The Fund benefited from overweighted positions in Océ NV, a Netherlands-based print and document management company; Draegerwerk AG, a German firm engaged in the development and manufacture of medical and safety technology; and Bekaert SA NV, a Belgian company that specializes in advanced metal transformation and coatings. Our positive views on Valuation and Quality led to the overweights in Océ and Draegerwerk. The Fund was overweight Bekaert because of our positive views on Momentum and Valuation.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Stock picks in the telecommunication services sector slowed the Fund’s relative results during the Reporting Period. The Fund was hindered by an underweighted

PORTFOLIO RESULTS

position in ARM Holdings Plc, a U.K.-based semiconductor intellectual property supplier. Our negative views on Management and Profitability led us to underweight the stock. Also detracting were overweights in QinetiQ PLC, a U.K.-based defense technology and security company, and Eurobank Properties Real Estate Investment Company, a Greek-based commercial real estate holding company. We overweighted both stocks because of our positive views on Management and Profitability.

Q	What impact did country weights have on the Fund’s relative performance during the Reporting Period?

A	An underweight in Japan and overweights in the Netherlands and Australia enhanced the Fund’s relative performance. Underweighted positions in the U.K., Ireland and Hong Kong detracted. Security selection in each of these six markets added to returns.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings in Sweden, Switzerland and France and to decrease the Fund’s weightings in Ireland, Belgium and Greece.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	As of April 30, 2010, the Fund was overweight consumer discretionary, materials, information technology and industrials relative to the MSCI EAFE Small Cap Index. The Fund was underweight utilities, financials, health care, telecommunication services, consumer staples and energy compared to the benchmark index at the end of the Reporting Period.

In terms of countries, the Fund was overweight the Netherlands, Austria, Denmark, Sweden, Norway and Finland relative to the MSCI EAFE Small Cap Index. It was underweight Greece, Ireland, Italy, Spain, Portugal and New Zealand. The Fund was neutral relative to the benchmark index in Switzerland, Australia, Belgium, France, Japan, Singapore, Hong Kong, Germany and the U.K. at the end of the Reporting Period.

FUND BASICS

Structured International Small Cap Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2009–April 30, 2010	(based on NAV)[1]	Small Cap (Net) Index[2]

Class A	10.48%	7.35%
Class C	10.14	7.35
Institutional	10.78	7.35

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Small Cap (Net) Index (Europe, Australasia, Far East) (net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	66.54%	-10.63%	9/28/07
Class C	73.75	-9.21	9/28/07
Institutional	76.62	-8.22	9/28/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.74%
Class C	2.05	2.49
Institutional	0.90	1.34

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Danisco A/S	0.8%	Food, Beverage & Tobacco	Denmark
Logica PLC	0.8	Software & Services	United Kingdom
Tate & Lyle PLC	0.7	Food, Beverage & Tobacco	United Kingdom
Havas SA	0.7	Media	France
Brit Insurance Holdings NV	0.7	Insurance	United Kingdom
Ansell Ltd.	0.6	Health Care Equipment & Services	Australia
Domino’s Pizza UK & IRL PLC	0.6	Consumer Services	United Kingdom
The Weir Group PLC	0.6	Capital Goods	United Kingdom
Arkema SA	0.6	Materials	France
Mondi PLC	0.6	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.7% of the Fund’s net assets at April 30, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 96.8%

Australia – 9.1%
8,974	AGL Energy Ltd. (Utilities)	$124,270
35,059	Alumina Ltd. (Materials)	49,510
3,888	AMP Ltd. (Insurance)	22,312
11,672	Ansell Ltd. (Health Care Equipment & Services)	137,686
4,477	Australia & New Zealand Banking Group Ltd. (Banks)	99,162
3,717	Bank of Queensland Ltd. (Banks)	43,066
16,756	Bendigo and Adelaide Bank Ltd. (Banks)	151,522
18,334	BHP Billiton Ltd. (Materials)	670,222
1,703	Billabong International Ltd. (Consumer Durables & Apparel)	17,887
39,120	BlueScope Steel Ltd. (Materials)*	93,864
30,190	Boral Ltd. (Materials)	163,208
19,189	CFS Retail Property Trust (REIT)	33,836
56,473	Challenger Financial Services Group Ltd. (Diversified Financials)	214,306
145,200	Emeco Holdings Ltd. (Capital Goods)	91,457
7,206	Energy Resources of Australia Ltd. (Energy)	104,188
17,511	Fleetwood Corp. Ltd. (Automobiles & Components)	152,602
125,980	Goodman Group (REIT)	81,898
2,169	GUD Holdings Ltd. (Consumer Durables & Apparel)	18,090
5,664	Insurance Australia Group Ltd. (Insurance)	19,917
38,443	Intoll Group (Transportation)	39,671
34,539	Metcash Ltd. (Food & Staples Retailing)	129,800
4,474	Navitas Ltd. (Consumer Services)	21,412
49,213	OZ Minerals Ltd. (Materials)*	51,801
5,777	QBE Insurance Group Ltd. (Insurance)	111,926
2,506	Rio Tinto Ltd. (Materials)	163,742
4,717	South Australian Coal Ltd. (Energy)*	444
3,011	Suncorp-Metway Ltd. (Insurance)	24,884
25,454	Tabcorp Holdings Ltd. (Consumer Services)	160,766
9,402	Telstra Corp. Ltd. (Telecommunication Services)	27,547
11,443	Toll Holdings Ltd. (Transportation)	74,744
11,449	Wesfarmers Ltd. (Food & Staples Retailing)	306,917
8,345	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	224,257
19,582	Westfield Group (REIT)	231,291
28,791	Westpac Banking Corp. (Banks)	717,374
10,492	WorleyParsons Ltd. (Energy)	255,865
4,163	Wotif.com Holdings Ltd. (Retailing)	24,885

		4,856,329

Belgium – 1.3%
1,376	Bekaert SA (Capital Goods)	246,020
2,442	Solvay SA (Materials)	233,200
2,938	Tessenderlo Chemie NV (Materials)	94,075
3,412	Umicore (Materials)	124,761

		698,056

China – 0.0%
18,000	Foxconn International Holdings Ltd. Class H (Technology Hardware & Equipment)*	16,156

Cyprus – 0.0%
4,215	ProSafe SE (Energy)	23,504

Denmark – 2.8%
12,065	D/S Norden A/S (Transportation)	553,620
8,477	Danisco A/S (Food, Beverage & Tobacco)	612,152
8,320	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	228,690
364	SimCorp A/S (Software & Services)	69,826

		1,464,288

Finland – 1.8%
15,860	Fortum Oyj (Utilities)	409,810
8,420	Kesko Oyj Class B (Food & Staples Retailing)	326,408
1,344	Lemminkainen Oyj (Capital Goods)*	49,510
13,236	Nokia Oyj (Technology Hardware & Equipment)*	161,817

		947,545

France – 14.8%
10,450	BNP Paribas (Banks)	717,770
161	Bollore (Transportation)	28,104
2,187	Christian Dior SA (Consumer Durables & Apparel)	232,820
3,847	CNP Assurances (Insurance)*	323,828
8,926	Compagnie Generale de Geophysique-Veritas (Energy)*	268,729
31,829	Credit Agricole SA (Banks)	454,997
39,035	France Telecom SA (Telecommunication Services)	854,541
18,690	GDF Suez (Utilities)	664,681
2,504	Legrand SA (Capital Goods)	81,532
5,667	Renault SA (Automobiles & Components)*	262,552
22,455	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)*	1,531,847
15,626	SCOR SE (Insurance)	368,599
3,915	SEB SA (Consumer Durables & Apparel)	297,758
20,306	Total SA (Energy)	1,104,795

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

21,376	Vivendi SA (Media)	$560,745
1,697	Zodiac Aerospace (Capital Goods)	88,484

		7,841,782

Germany – 7.6%
3,426	Allianz SE (Registered) (Insurance)*	392,774
279	Axel Springer AG (Media)	31,649
14,727	Bechtle AG (Software & Services)	439,188
45,980	Commerzbank AG (Banks)*	361,060
1,691	Demag Cranes AG (Capital Goods)*	58,475
672	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	47,040
27,144	E.ON AG (Utilities)	1,001,010
454	Fresenius SE (Health Care Equipment & Services)	32,298
1,221	Jungheinrich AG Preference Shares (Capital Goods)	27,505
313	Manz Automation AG (Semiconductors & Semiconductor Equipment)*	21,882
1,607	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	226,480
9,615	RWE AG (Utilities)	790,912
4,708	Salzgitter AG (Materials)	382,581
7,200	ThyssenKrupp AG (Materials)	234,123

		4,046,977

Greece – 0.1%
5,248	Eurobank Properties Real Estate Investment Co. (REIT)	39,555

Hong Kong – 1.9%
36,000	BOC Hong Kong (Holdings) Ltd. (Banks)	86,158
11,000	Cheung Kong Holdings Ltd. (Real Estate)	135,650
16,000	CLP Holdings Ltd. (Utilities)	112,086
22,689	Esprit Holdings Ltd. (Retailing)	162,526
2,000	Hang Lung Group Ltd. (Real Estate)	9,771
8,000	Hong Kong Electric Holdings Ltd. (Utilities)	47,206
2,900	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	47,391
13,000	Hutchison Whampoa Ltd. (Capital Goods)	89,220
1,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	5,361
1,500	Lifestyle International Holdings Ltd. (Retailing)	2,919
2,000	Noble Group Ltd. (Capital Goods)	4,338

5,000	Orient Overseas International Ltd. (Transportation)*	38,027
2,000	Sino Land Co. Ltd. (Real Estate)	3,589
11,000	Swire Pacific Ltd. Class A (Real Estate)	122,926
1,200	Swire Properties Ltd. (Real Estate)*	5,641
11,287	The Link Real Estate Investment Trust (REIT)	27,690
1,000	The Wharf (Holdings) Ltd. (Real Estate)	5,408
37,000	Wheelock & Co. Ltd. (Real Estate)	115,181
2,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	8,710

		1,029,798

Ireland – 0.6%
4,440	CRH PLC (Materials)	126,505
4,793	Kerry Group PLC Class A (Food, Beverage & Tobacco)	154,028
11,254	United Drug PLC (Health Care Equipment & Services)	39,248

		319,781

Italy – 3.8%
13,989	Danieli & C. Officine Meccaniche SpA (Capital Goods)	353,303
20,172	Geox SpA (Consumer Durables & Apparel)	130,565
279,287	Parmalat SpA (Food, Beverage & Tobacco)	735,194
461,649	Telecom Italia SpA (Telecommunication Services)*	645,431
49,506	UniCredit SpA (Banks)*	129,741

		1,994,234

Japan – 26.7%
26,600	Aloka Co. Ltd. (Health Care Equipment & Services)	258,415
32,800	Alps Electric Co. Ltd. (Technology Hardware & Equipment)*	238,677
75,000	AMADA Co. Ltd. (Capital Goods)	615,760
2,700	Aoyama Trading Co. Ltd. (Retailing)	46,717
3,900	Arakawa Chemical Industries Ltd. (Materials)	48,993
46,000	Asahi Kasei Corp. (Materials)	258,594
8,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	287,122
6,900	Brother Industries Ltd. (Technology Hardware & Equipment)	83,803
62	Central Japan Railway Co. (Transportation)	504,860
1,900	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	33,616

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

19,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	$263,222
5,000	Daito Trust Construction Co. Ltd. (Real Estate)	266,533
8,000	Daiwa Securities Group, Inc. (Diversified Financials)	41,378
13,000	Fuji Heavy Industries Ltd. (Automobiles & Components)*	72,757
87	Fuji Media Holdings, Inc. (Media)	139,676
6,000	Fujikura Ltd. (Capital Goods)	32,051
16,400	Fuyo General Lease Co. Ltd. (Diversified Financials)	474,112
7,000	Hino Motors Ltd. (Capital Goods)	35,238
4,200	Hitachi Transport System Ltd. (Transportation)	60,752
26,300	Honda Motor Co. Ltd. (Automobiles & Components)	889,928
16,000	Ihara Chemical Industry Co. Ltd. (Materials)	46,453
6,000	Iida Home Max (Real Estate)	59,633
7,000	ITOCHU Corp. (Capital Goods)	60,646
16,600	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	202,110
72	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	249,512
13,000	Kaneka Corp. (Materials)	82,042
2,700	Komori Corp. (Capital Goods)	35,695
13,000	Kubota Corp. (Capital Goods)	114,182
13,000	Mitsubishi Electric Corp. (Capital Goods)	115,862
26,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	137,571
9,000	Mitsui Chemicals, Inc. (Materials)	29,562
21,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	57,546
156,900	Mizuho Financial Group, Inc. (Banks)	302,115
10,000	Mizuho Securities Co. Ltd. (Diversified Financials)	27,698
89,000	NEC Corp. (Technology Hardware & Equipment)	293,033
67,000	Nippon Express Co. Ltd. (Transportation)	315,658
3,500	Nippon Fine Chemical Co. Ltd. (Materials)	24,271
17,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	55,842
53,000	Nippon Soda Co. Ltd. (Materials)	237,538
15,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	630,905
13,900	Nissan Motor Co. Ltd. (Automobiles & Components)*	120,946

15,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	184,391
15,000	Nisshin Steel Co. Ltd. (Materials)	31,719
3,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	31,865
45,000	NKSJ Holdings, Inc. (Insurance)*	326,715
142,000	Osaka Gas Co. Ltd. (Utilities)	494,142
7,800	Resona Holdings, Inc. (Banks)	95,266
38,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	645,530
1,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	103,754
4,700	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	44,023
22,000	Seino Holdings Corp. (Transportation)	158,639
4,400	Sony Corp. (Consumer Durables & Apparel)	150,652
37	SRI Sports Ltd. (Consumer Durables & Apparel)	36,462
46,700	Sumitomo Corp. (Capital Goods)	562,357
52,400	Sumitomo Electric Industries Ltd. (Capital Goods)	644,832
5,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	195,124
9,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	399,299
16,000	Takihyo Co. Ltd. (Retailing)	81,622
97,000	The Bank of Yokohama Ltd. (Banks)	504,343
10,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	60,475
11,100	Tokio Marine Holdings, Inc. (Insurance)	330,454
13,000	Tokyu Land Corp. (Real Estate)	55,567
14,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	127,671
22,000	Tosoh Corp. (Materials)	61,938
3,400	Towa Corp. (Semiconductors & Semiconductor Equipment)*	29,717
24,500	U-Shin Ltd. (Automobiles & Components)	237,336
140	West Japan Railway Co. (Transportation)	508,875
2,300	Yamato Kogyo Co. Ltd. (Materials)	73,105
10,300	Yellow Hat Ltd. (Retailing)	71,276
4,300	Yorozu Corp. (Automobiles & Components)	67,027

		14,165,200

Luxembourg – 0.2%
4,839	SES SA FDR (Media)	110,904

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
Luxembourg – (continued)

Netherlands – 5.8%
1,371	Crucell NV (Pharmaceuticals, Biotechnology & Life Sciences)*	$28,704
2,750	Dockwise Ltd. (Energy)*	79,702
4,240	European Aeronautic Defence & Space Co. NV (Capital Goods)	78,749
8,131	Heineken Holding NV (Food, Beverage & Tobacco)	332,830
35,407	ING Groep NV CVA (Diversified Financials)*	312,514
21,619	Koninklijke DSM NV (Materials)	965,652
6,343	Mediq NV (Health Care Equipment & Services)	117,621
734	Nutreco Holding NV (Food, Beverage & Tobacco)	45,924
35,635	Royal Dutch Shell PLC Class A (Energy)	1,118,155

		3,079,851

Norway – 0.2%
3,684	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	87,399

Singapore – 1.5%
20,000	Ascendas Real Estate Investment Trust (REIT)	27,923
1,000	CapitaMalls Asia Ltd. (Real Estate)	1,577
4,000	City Developments Ltd. (Real Estate)	30,730
43,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	53,762
10,000	DBS Group Holdings Ltd. (Banks)	110,110
22,000	Fraser and Neave Ltd. (Capital Goods)	78,173
127,720	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)*	53,952
2,673	Jardine Cycle & Carriage Ltd. (Retailing)	58,772
26,782	Oversea-Chinese Banking Corp. Ltd. (Banks)	170,090
5,340	Singapore Airlines Ltd. (Transportation)	58,626
41,000	Singapore Telecommunications Ltd. (Telecommunication Services)	90,437
1,000	United Overseas Bank Ltd. (Banks)	14,630
19,000	UOL Group Ltd. (Real Estate)	52,740

		801,522

Spain – 5.0%
7,528	Banco de Sabadell SA (Banks)	38,196
92,000	Banco Santander SA (Banks)	1,169,812
63,404	Telefonica SA (Telecommunication Services)	1,435,164

		2,643,172

Sweden – 3.7%
7,609	AF AB Class B (Commercial & Professional Services)	243,329
3,890	Haldex AB (Capital Goods)*	42,397
1,557	Investor AB Class A (Diversified Financials)	28,504
13,018	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)	124,856
82,231	Nordea Bank AB (Banks)	802,265
2,160	Ratos AB Class B (Diversified Financials)	67,595
11,672	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	134,701
75,356	TeliaSonera AB (Telecommunication Services)	516,504

		1,960,151

Switzerland – 7.3%
42,702	ABB Ltd. (Registered) (Capital Goods)*	819,089
6,399	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	259,527
1,756	Adecco SA (Registered) (Commercial & Professional Services)	103,284
3,242	Baloise Holding AG (Registered) (Insurance)	255,280
16,424	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	605,782
1,031	Compagnie Financiere Tradition SA (Diversified Financials)	115,000
75	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	31,128
581	Georg Fischer AG (Registered) (Capital Goods)*	205,453
2,356	Julius Baer Group Ltd. (Diversified Financials)	80,972
2,563	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	200,007
2,255	Nestle SA (Registered) (Food, Beverage & Tobacco)	110,339
6,666	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	339,865
792	PSP Swiss Property AG (Registered) (Real Estate)*	47,137
2,606	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	411,459

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

2,157	Sulzer AG (Registered) (Capital Goods)	$213,882
3,271	UBS AG (Registered) (Diversified Financials)*	50,675

		3,848,879

United Kingdom – 2.6%
70,134	BP PLC (Energy)	611,701
18,180	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	677,932
5,800	Stolt-Nielsen SA (Transportation)	90,828

		1,380,461

TOTAL COMMON STOCKS
(Cost $49,990,841)		$51,355,544

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Hong Kong – 0.0%
100	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	10/12	$21
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 1.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
704,424	0.082%	$704,424
(Cost $704,424)

TOTAL INVESTMENTS – 98.1%
(Cost $50,695,265)		$52,059,989

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		1,010,035

NET ASSETS – 100.0%		$53,070,024

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
FDR	—	Fiduciary Depositary Receipt
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
UK	—	United Kingdom

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions

Australia – 7.6%
Caltex Australia Ltd. (Energy)	$80,735	$83,107	$2,372
CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	255,561	222,557	(33,004)
Independence Group NL (Materials)	120,287	116,648	(3,639)
MAp Group (Transportation)	95,694	96,841	1,147
Mincor Resources NL (Materials)	100,896	89,901	(10,995)
National Australia Bank Ltd. (Banks)	835,083	843,905	8,822

			(35,297)

Austria – 1.2%
Strabag SE (Capital Goods)	224,608	229,826	5,218

Belgium – 1.9%
Compagnie d’Entreprises CFE (Capital Goods)	152,464	152,191	(273)
Delhaize Group SA (Food & Staples Retailing)	209,484	215,341	5,857

			5,584

Finland – 0.7%
Konecranes Oyj (Capital Goods)	89,092	96,731	7,639
Rautaruukki Oyj (Materials)	45,861	42,882	(2,979)

			4,660

France – 1.4%
AXA SA (Insurance)	42,243	37,698	(4,545)
Lagardere S.C.A. (Media)	115,891	115,393	(498)
Rallye SA (Food & Staples Retailing)	112,308	111,874	(434)

			(5,477)

Germany – 2.9%
Fresenius SE Preference Shares (Health Care Equipment & Services)	152,973	146,736	(6,237)
Hochtief AG (Capital Goods)	83,367	81,801	(1,566)
Kontron AG (Semiconductors & Semiconductor Equipment)	77,979	75,847	(2,132)
KWS Saat AG (Food, Beverage & Tobacco)	28,616	27,252	(1,364)
TUI AG (Consumer Services)	91,420	89,877	(1,543)
Volkswagen AG (Automobiles & Components)	134,277	131,367	(2,910)

			(15,752)

Guernsey – 0.7%
Resolution Ltd. (Insurance)	154,255	133,259	(20,996)

Hong Kong – 0.9%
Hang Seng Bank Ltd. (Banks)	26,479	25,895	(584)
Henderson Land Development Co. Ltd. (Real Estate)	28,182	25,211	(2,971)
Mongolia Energy Co. Ltd. (Energy)	8,608	7,813	(795)
New World Development Ltd. (Real Estate)	119,426	108,196	(11,230)

			(15,580)

Japan – 10.0%
Daiwa Industries Ltd. (Capital Goods)	206,309	210,430	4,121
FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	670,221	664,867	(5,354)
Idemitsu Kosan Co. Ltd. (Energy)	22,788	24,851	2,063
Kao Corp. (Household & Personal Products)	27,971	26,820	(1,151)
Kyoei Steel Ltd. (Materials)	91,605	81,641	(9,964)
Nippo Corp. (Capital Goods)	61,628	61,746	118
Okuwa Co. Ltd. (Food & Staples Retailing)	22,983	22,402	(581)
Sony Financial Holdings, Inc. (Insurance)	80,998	90,161	9,163
The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	26,185	28,216	2,031
Toyota Motor Corp. (Automobiles & Components)	723,244	695,483	(27,761)

			(27,315)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)

Netherlands – 5.8%
Akzo Nobel NV (Materials)	$139,030	$144,111	$5,081
Royal Dutch Shell PLC Class A (Energy)	8,435	9,064	629
Royal Dutch Shell PLC Class B (Energy)	869,790	951,726	81,936

			87,646

Singapore – 0.1%
ComfortDelgro Corp. Ltd. (Transportation)	12,536	12,497	(39)

Sweden – 2.6%
Betsson AB (Consumer Services)	262,170	246,583	(15,587)
Kungsleden AB (Real Estate)	140,539	113,035	(27,504)
Saab AB Class B (Capital Goods)	133,654	135,400	1,746

			(41,345)

Switzerland – 1.9%
Burckhardt Compression Holding AG (Capital Goods)	36,935	36,673	(262)
GAM Holding Ltd. (Diversified Financials)	32,127	32,569	442
Helvetia Holding AG (Registered) (Insurance)	71,183	62,334	(8,849)
Kuoni Reisen Holding AG (Registered) (Consumer Services)	45,563	41,122	(4,441)
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	104,060	96,699	(7,361)
Xstrata PLC (Materials)	105,142	91,025	(14,117)

			(34,588)

United Kingdom – 62.3%
3i Group PLC (Diversified Financials)	37,618	35,114	(2,504)
Acergy SA (Energy)	87,497	85,953	(1,544)
Anglo Pacific Group PLC (Energy)	100,396	101,133	737
Associated British Foods PLC (Food, Beverage & Tobacco)	308,916	304,227	(4,689)
AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	954,073	945,152	(8,921)
Aviva PLC (Insurance)	43,891	39,679	(4,212)
BAE Systems PLC (Capital Goods)	216,795	196,855	(19,940)
Barclays PLC (Banks)	436,947	404,436	(32,511)
Computacenter PLC (Software & Services)	331,246	354,368	23,122
Delta PLC (Materials)	557,852	542,945	(14,907)
Devro PLC (Food, Beverage & Tobacco)	187,841	200,546	12,705
Diploma PLC (Technology Hardware & Equipment)	46,172	47,082	910
Domino’s Pizza UK & IRL PLC (Consumer Services)	322,957	325,932	2,975
DS Smith PLC (Materials)	123,206	123,628	422
Dunelm Group PLC (Retailing)	41,384	39,390	(1,994)
Filtrona PLC (Materials)	157,041	166,467	9,426
Firstgroup PLC (Transportation)	84,061	84,750	689
GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	451,704	436,535	(15,169)
Hill & Smith Holdings PLC (Materials)	17,263	18,396	1,133
HSBC Holdings PLC (Banks)	881,115	884,983	3,868
Hunting PLC (Energy)	149,713	137,959	(11,754)
Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	722,165	673,228	(48,937)
John Wood Group PLC (Energy)	42,847	43,761	914
Kazakhmys PLC (Materials)	632,854	577,776	(55,078)
Laird PLC (Technology Hardware & Equipment)	189,537	200,701	11,164
Lloyds Banking Group PLC (Banks)	346,832	349,535	2,703
Man Group PLC (Diversified Financials)	83,751	84,359	608
Mondi PLC (Materials)	279,591	267,050	(12,541)
Pearson PLC (Media)	24,999	25,410	411

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)

United Kingdom – (continued)
QinetiQ Group PLC (Capital Goods)	$95,490	$91,454	$(4,036)
Royal Bank of Scotland Group PLC (Banks)	327,843	401,729	73,886
RPC Group PLC (Materials)	80,398	76,576	(3,822)
Scottish & Southern Energy PLC (Utilities)	401,124	398,112	(3,012)
Tate & Lyle PLC (Food, Beverage & Tobacco)	261,742	264,332	2,590
Thomas Cook Group PLC (Consumer Services)	618,309	572,839	(45,470)
Tomkins PLC (Capital Goods)	75,162	79,388	4,226
Trinity Mirror PLC (Media)	46,485	44,426	(2,059)
TUI Travel PLC (Consumer Services)	617,488	576,119	(41,369)
Unilever PLC (Food, Beverage & Tobacco)	32,715	32,364	(351)
Vedanta Resources PLC (Materials)	421,721	382,644	(39,077)
Vodafone Group PLC (Telecommunication Services)	1,095,718	1,052,518	(43,200)
WPP PLC (Media)	206,388	211,103	4,715

			(259,893)

TOTAL LONG POSITIONS OF TOTAL RETURN SWAP	$19,421,732	$19,068,558	$(353,174)

Total Return Swap Short Positions

Australia – 9.0%
Asciano Group (Transportation)	$(70,480)	$(62,964)	$7,516
Ausenco Ltd. (Capital Goods)	(54,602)	(53,666)	936
AWB Ltd. (Food & Staples Retailing)	(288,087)	(293,379)	(5,292)
AWE Ltd. (Energy)	(45,183)	(40,953)	4,230
Bow Energy Ltd. (Energy)	(58,967)	(56,582)	2,385
Crown Ltd. (Consumer Services)	(192,099)	(193,158)	(1,059)
Eastern Star Gas Ltd. (Energy)	(41,638)	(41,121)	517
Foster’s Group Ltd. (Food, Beverage & Tobacco)	(26,241)	(25,818)	423
GPT Group (REIT)	(55,518)	(56,279)	(761)
Karoon Gas Australia Ltd. (Energy)	(92,065)	(81,576)	10,489
Lend Lease Corp. Ltd. (Real Estate)	(60,961)	(60,441)	520
MacArthur Coal Ltd. (Materials)	(10,700)	(9,932)	768
Macquarie Atlas Roads Group (Transportation)	(42,109)	(42,784)	(675)
Macquarie Group Ltd. (Diversified Financials)	(105,665)	(102,828)	2,837
Newcrest Mining Ltd. (Materials)	(93,658)	(93,968)	(310)
OneSteel Ltd. (Materials)	(62,014)	(55,788)	6,226
Pharmaxis Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	(164,040)	(178,195)	(14,155)
Ramsay Health Care Ltd. (Health Care Equipment & Services)	(39,519)	(38,669)	850
Riversdale Mining Ltd. (Energy)	(65,297)	(60,414)	4,883
Santos Ltd. (Energy)	(52,586)	(49,644)	2,942
Sonic Healthcare Ltd. (Health Care Equipment & Services)	(88,825)	(85,681)	3,144

			26,414

Belgium – 4.0%
Colruyt SA (Food & Staples Retailing)	(132,816)	(132,712)	104
Telenet Group Holding NV (Telecommunication Services)	(615,418)	(615,342)	76

			180

Denmark – 4.1%
DSV A/S (Transportation)	(760,550)	(760,007)	543

Finland – 1.9%
Elisa Oyj (Telecommunication Services)	(249,793)	(231,583)	18,210
Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)	(116,990)	(120,467)	(3,477)

			14,733

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)

France – 18.1%
Bureau Veritas SA (Commercial & Professional Services)	$(303,617)	$(321,742)	$(18,125)
EDF Energies Nouvelles SA (Utilities)	(299,795)	(282,576)	17,219
EDF SA (Utilities)	(137,118)	(134,735)	2,383
Eutelsat Communications (Media)	(425,644)	(425,799)	(155)
Gemalto NV (Technology Hardware & Equipment)	(372,297)	(377,966)	(5,669)
Iliad SA (Telecommunication Services)	(846,581)	(819,980)	26,601
Imerys SA (Materials)	(214,249)	(211,655)	2,594
Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	(403,777)	(394,581)	9,196
Teleperformance (Commercial & Professional Services)	(105,190)	(106,654)	(1,464)
Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)	(305,600)	(318,301)	(12,701)

			19,879

Germany – 2.8%
K+S AG (Materials)	(149,241)	(149,580)	(339)
Wacker Chemie AG (Materials)	(375,703)	(367,664)	8,039

			7,700

Gibraltar – 0.9%
888 Holdings PLC (Consumer Services)	(74,221)	(58,484)	15,737
PartyGaming PLC (Consumer Services)	(121,450)	(117,270)	4,180

			19,917

Italy – 2.6%
Amplifon SpA (Health Care Equipment & Services)	(81,465)	(82,209)	(744)
Davide Campari-Milano SpA (Food, Beverage & Tobacco)	(258,270)	(246,397)	11,873
Saipem SpA (Energy)	(165,094)	(159,149)	5,945

			17,074

Japan – 24.0%
Chiyoda Corp. (Capital Goods)	(318,609)	(293,787)	24,822
Daibiru Corp. (Real Estate)	(27,900)	(31,423)	(3,523)
Electric Power Development Co. Ltd. (Utilities)	(85,918)	(80,126)	5,792
Fanuc Ltd. (Capital Goods)	(63,859)	(70,851)	(6,992)
Fuji Seal International, Inc. (Materials)	(33,166)	(33,064)	102
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	(290,811)	(287,503)	3,308
Hogy Medical Co. Ltd. (Health Care Equipment & Services)	(50,866)	(55,142)	(4,276)
Izumi Co. Ltd. (Retailing)	(53,931)	(58,438)	(4,507)
Keihan Electric Railway Co. Ltd. (Capital Goods)	(179,003)	(172,634)	6,369
Keihin Electric Express Railway Co. Ltd. (Transportation)	(420,235)	(427,597)	(7,362)
Keisei Electric Railway Co. Ltd. (Transportation)	(73,258)	(71,044)	2,214
Kintetsu Corp. (Transportation)	(312,215)	(316,256)	(4,041)
Meitec Corp. (Commercial & Professional Services)	(31,432)	(33,593)	(2,161)
MISUMI Group, Inc. (Capital Goods)	(500,053)	(484,326)	15,727
NTT Urban Development Corp. (Real Estate)	(248,345)	(284,273)	(35,928)
Odakyu Electric Railway Co. Ltd. (Transportation)	(75,125)	(75,125)	—
Otsuka Corp. (Software & Services)	(51,300)	(56,878)	(5,578)
Park24 Co. Ltd. (Commercial & Professional Services)	(23,591)	(25,769)	(2,178)
Point, Inc. (Retailing)	(30,642)	(32,962)	(2,320)
Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	(37,850)	(38,189)	(339)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)

Japan – (continued)
Sharp Corp. (Consumer Durables & Apparel)	$(26,020)	$(25,904)	$116
Shimadzu Corp. (Technology Hardware & Equipment)	(113,844)	(115,969)	(2,125)
Shimizu Corp. (Capital Goods)	(196,663)	(188,274)	8,389
Softbank Corp. (Telecommunication Services)	(42,005)	(38,020)	3,985
Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	(119,519)	(123,108)	(3,589)
Sundrug Co. Ltd. (Food & Staples Retailing)	(66,692)	(65,353)	1,339
Sysmex Corp. (Health Care Equipment & Services)	(47,036)	(47,993)	(957)
Taiyo Ink Manufacturing Co. Ltd. (Materials)	(67,191)	(73,182)	(5,991)
The Bank of Iwate Ltd. (Banks)	(233,035)	(219,144)	13,891
The Hokkoku Bank Ltd. (Banks)	(81,905)	(78,078)	3,827
TOC Co. Ltd. (Real Estate)	(200,159)	(243,441)	(43,282)
Toho Co. Ltd. (Media)	(58,168)	(62,069)	(3,901)
Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	(56,006)	(55,511)	495
Unicharm Corp. (Household & Personal Products)	(39,359)	(38,880)	479
Wacom Co. Ltd. (Technology Hardware & Equipment)	(68,800)	(70,131)	(1,331)
Yamaha Motor Co. Ltd. (Automobiles & Components)	(130,773)	(128,350)	2,423

			(47,103)

Luxembourg – 1.8%
Oriflame Cosmetics SA (Household & Personal Products)	(382,420)	(341,121)	41,299

Netherlands – 2.7%
Reed Elsevier NV (Media)	(487,214)	(475,349)	11,865
Vastned Retail NV (REIT)	(26,944)	(23,372)	3,572

			15,437

Spain – 4.3%
Enagas (Utilities)	(418,141)	(382,261)	35,880
Grupo Catalana Occidente SA (Insurance)	(165,713)	(163,941)	1,772
Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals, Biotechnology & Life Sciences)	(149,416)	(142,628)	6,788
Pescanova SA (Food, Beverage & Tobacco)	(126,485)	(120,370)	6,115

			50,555

Sweden – 2.3%
Husqvarna AB, Class B (Consumer Durables & Apparel)	(151,844)	(154,532)	(2,688)
JM AB (Consumer Durables & Apparel)	(241,945)	(217,581)	24,364
Lundin Petroleum AB (Energy)	(54,130)	(51,575)	2,555

			24,231

Switzerland – 0.4%
Logitech International SA (Registered) (Technology Hardware & Equipment)	(85,110)	(84,304)	806

United Kingdom – 21.2%
BT Group PLC (Telecommunication Services)	(137,118)	(129,762)	7,356
Carpetright PLC (Retailing)	(268,296)	(291,928)	(23,632)
Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	(35,969)	(39,957)	(3,988)
Dignity PLC (Consumer Services)	(411,049)	(427,049)	(16,000)
Drax Group PLC (Utilities)	(177,995)	(173,242)	4,753
eaga PLC (Consumer Durables & Apparel)	(75,177)	(70,188)	4,989
Fresnillo PLC (Materials)	(576,614)	(545,350)	31,264
Gem Diamonds Ltd. (Materials)	(62,026)	(62,602)	(576)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)

United Kingdom – (continued)
Grainger PLC (Real Estate)	$(50,340)	$(48,863)	$1,477
Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	(405,338)	(398,739)	6,599
Imagination Technologies Group PLC (Technology Hardware & Equipment)	(190,891)	(217,223)	(26,332)
Inmarsat PLC (Telecommunication Services)	(236,582)	(239,922)	(3,340)
Intercontinental Hotels Group PLC (Consumer Services)	(216,169)	(232,444)	(16,275)
Pace PLC (Consumer Durables & Apparel)	(122,262)	(113,258)	9,004
Premier Oil PLC (Energy)	(238,523)	(246,452)	(7,929)
Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	(387,953)	(387,277)	676
SOCO International PLC (Energy)	(223,457)	(221,426)	2,031
Telecity Group PLC (Software & Services)	(148,514)	(140,660)	7,854

			(22,069)

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	$(18,934,052)	$(18,764,456)	$169,596

Net Long and Short Positions of Total Return Swap			$(183,578)

Net Financing Cost			67,004
Corporate Actions			(8,563)

Net Swap Contract			$(125,137)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Morgan Stanley & Co. International PLC acts as the counterparty for the Fund’s swap contract. Termination date for this contract is September 13, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	22	June 2010	$804,941	$(19,212)
FTSE 100 Index	4	June 2010	337,070	(5,774)
SPI 200 Index	1	June 2010	111,476	115
TSE TOPIX Index	3	June 2010	313,940	(2,640)

TOTAL				$(27,511)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

Brazil – 10.6%
159,080	Banco Bradesco SA ADR Preference Shares (Banks)	$2,962,070
447,200	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	3,442,276
18,000	Banco Santander Brasil SA ADR (Banks)	209,340
41,200	Gol – Linhas Aereas Inteligentes SA Preference Shares (Transportation)	542,065
261,200	Metalurgica Gerdau SA Preference Shares (Materials)	5,140,602
178,950	Petroleo Brasileiro SA ADR (Energy)	7,592,848
364,800	Petroleo Brasileiro SA Preference Shares (Energy)	6,877,317
489,400	Suzano Papel e Celulose SA Preference Shares (Materials)	6,241,909
17,400	Telecomunicacoes de Sao Paulo SA ADR Preference Shares (Telecommunication Services)(a)	340,692
463,300	Vale SA ADR (Materials)	14,190,879
366,200	Vale SA Preference A Shares (Materials)	9,825,726

		57,365,724

Chile – 0.2%
347,420	Centros Comerciales Sudamericanos SA (Food & Staples Retailing)	1,422,618

China – 10.5%
1,290,000	Agile Property Holdings Ltd. Class H (Real Estate)	1,494,571
28,205,000	Bank of China Ltd. Class H (Banks)	14,519,515
2,070,000	China CITIC Bank Class H (Banks)	1,360,759
18,789,000	China Construction Bank Corp. Class H (Banks)	15,258,033
115,000	China Life Insurance Co. Ltd. Class H (Insurance)	529,517
1,412,000	China Petroleum & Chemical Corp. Class H (Energy)	1,132,141
8,994,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	4,126,360
532,300	Chongqing Changan Automobile Co. Ltd. Class B (Automobiles & Components)	459,086
1,388,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	2,529,916
11,658,000	PetroChina Co. Ltd. Class H (Energy)	13,424,941
76,600	Suntech Power Holdings Co. Ltd. ADR Class H (Capital Goods)*(a)	1,041,760

34,000	Weichai Power Co. Ltd. Class H (Capital Goods)	278,029
1,148,000	Weiqiao Textile Co. Ltd. Class H (Consumer Durables & Apparel)	846,587

		57,001,215

Egypt – 1.0%
1,687,680	Talaat Moustafa Group Holding (Real Estate)*	2,546,164
859,958	Telecom Egypt SAE (Telecommunication Services)	2,831,075

		5,377,239

Hong Kong – 5.0%
3,682,000	Chaoda Modern Agriculture Holdings Ltd. (Food, Beverage & Tobacco)	4,209,659
1,085,000	China Mobile Ltd. (Telecommunication Services)	10,621,115
356,000	China Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	259,797
628,000	China Resources Enterprise Ltd. (Food & Staples Retailing)	2,215,603
2,654,000	China Unicom (Hong Kong) Ltd. (Telecommunication Services)	3,305,780
1,623,000	Citic Pacific Ltd. (Capital Goods)	3,538,240
379,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	2,031,883
618,000	TPV Technology Ltd. (Technology Hardware & Equipment)	473,248
2,900,000	Yuexiu Property Co. Ltd. (Real Estate)	690,848

		27,346,173

Hungary – 1.2%
177,829	OTP Bank PLC (Banks)*	6,250,950
887	Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)	188,166

		6,439,116

India – 7.0%
75,852	Bajaj Holdings and Investment Ltd. (Diversified Financials)	1,065,112
813,053	Hindalco Industries Ltd. (Materials)	3,221,310
90,480	Hindustan Zinc Ltd. (Materials)	2,522,179
1,125,084	IDBI Bank Ltd. (Banks)	3,163,150
849,669	Indian Bank (Banks)	4,287,832
157,465	Indian Oil Corp. Ltd. (Energy)	1,041,555
96,067	Jubilant Organosys Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	725,573

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

185,706	Mahindra & Mahindra Ltd. (Automobiles & Components)	$2,188,138
47,120	Oil & Natural Gas Corp. Ltd. (Energy)	1,112,852
427,893	Patni Computer Systems Ltd. (Software & Services)	5,111,666
75,048	Ranbaxy Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	745,225
110,947	Rolta India Ltd. (Software & Services)	467,159
147,831	Shipping Corp of India Ltd. (Transportation)	544,998
876,698	Steel Authority of India Ltd. (Materials)	4,278,533
315,187	Sterlite Industries (India) Ltd. (Materials)	5,792,856
21,422	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	759,026
117,402	Tata Chemicals Ltd. (Materials)	930,490

		37,957,654

Indonesia – 0.6%
677,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	2,054,130
2,623,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,119,304

		3,173,434

Israel – 2.5%
834,939	Bank Hapoalim BM (Banks)*	3,361,596
795,936	Bank Leumi Le-Israel BM (Banks)*	3,398,946
3,456,061	Israel Discount Bank Ltd. Class A (Banks)*	7,050,240

		13,810,782

Mexico – 8.5%
354,020	America Movil SAB de CV Series L ADR (Telecommunication Services)	18,224,950
39,350	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	2,754,500
199,900	Embotelladoras Arca SAB de CV (Food, Beverage & Tobacco)	754,967
131,590	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	6,228,155
55,210	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	1,954,986
196,500	Grupo Bimbo SAB de CV Series A (Food, Beverage & Tobacco)	1,569,638
608,600	Grupo Carso SAB de CV Series A-1 (Capital Goods)	2,226,347

12,150	Grupo Elektra SA de CV (Retailing)	572,357
438,000	Grupo Famsa SAB de CV Class A (Retailing)*	803,980
526,100	Grupo Modelo SAB de CV (Food, Beverage & Tobacco)	2,886,398
234,900	Grupo Simec SAB de CV (Materials)*	657,066
50,200	Industrias CH SAB de CV (Materials)*	210,834
158,700	Organizacion Soriana SAB de CV Class B (Food & Staples Retailing)*	474,595
363,185	Telmex Internacional SAB de CV ADR (Telecommunication Services)	6,936,833

		46,255,606

Russia – 6.1%
94,318	JSFC Sistema GDR (Telecommunication Services)*	2,508,412
616,887	OAO Gazprom ADR (Energy)	14,189,180
29,197	OAO Lukoil ADR (Energy)	1,642,305
115,632	OAO Lukoil ADR (Energy)(a)	6,637,277
239,931	OAO Surgutneftegaz ADR (Energy)	2,276,148
4,892,484	OAO Surgutneftegaz Preference Shares (Energy)	2,624,055
103,932	OAO Tatneft ADR (Energy)	3,142,908

		33,020,285

South Africa – 4.8%
225,327	African Rainbow Minerals Ltd. (Materials)	6,029,477
304,460	AVI Ltd. (Food, Beverage & Tobacco)*	989,870
436,066	Clicks Group Ltd. (Retailing)	1,813,131
147,984	DataTec Ltd. (Technology Hardware & Equipment)	676,389
746,746	Growthpoint Properties Ltd. (Real Estate)	1,539,870
526,236	Imperial Holdings Ltd. (Retailing)	6,971,716
103,422	Kumba Iron Ore Ltd. (Materials)	4,881,773
293,036	Metropolitan Holdings Ltd. (Insurance)	668,232
97,209	Nedbank Group Ltd. (Banks)	1,750,467
41,162	Tongaat Hulett Ltd. (Food, Beverage & Tobacco)	575,621

		25,896,546

South Korea – 18.3%
19,700	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	374,321
18,054	GS Engineering & Construction Corp. (Capital Goods)	1,364,690

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

20,797	Honam Petrochemical Corp. (Materials)	$2,696,082
13,266	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	3,002,465
50,565	Hyundai Mipo Dockyard Co. Ltd. (Capital Goods)	7,119,726
30,491	Hyundai Motor Co. (Automobiles & Components)	3,718,590
124,950	Industrial Bank of Korea (Banks)	1,737,570
148,140	Korea Electric Power Corp. (Utilities)*	4,494,117
7,885	Korea Express Co. Ltd. (Transportation)*	442,405
34,910	KT Corp. (Telecommunication Services)	1,549,415
49,328	LG Corp. (Capital Goods)	3,363,402
367,060	LG Display Co. Ltd. (Technology Hardware & Equipment)	15,610,500
28,186	LG Electronics, Inc. (Consumer Durables & Apparel)	3,073,331
418	Lotte Chilsung Beverage Co. Ltd. (Food, Beverage & Tobacco)	322,258
30,120	Lotte Shopping Co. Ltd. (Retailing)	8,542,966
28,785	POSCO (Materials)	12,908,154
65,970	S&T Dynamics Co. Ltd. (Automobiles & Components)	941,002
11,170	Samsung Card Co. Ltd. (Diversified Financials)	554,531
31,285	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	23,787,201
15,440	Shinhan Financial Group Co. Ltd. (Banks)	656,781
16,985	Sindoh Co. Ltd. (Technology Hardware & Equipment)	792,281
10,509	SK Holdings Co. Ltd. (Capital Goods)	826,388
51,160	STX Engine Co. Ltd. (Capital Goods)	1,023,490
19,030	Woori Finance Holdings Co. Ltd. (Banks)	301,909

		99,203,575

Taiwan – 16.2%
1,358,501	Altek Corp. (Consumer Durables & Apparel)	2,274,633
6,076,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	11,715,883
4,358,000	China Development Financial Holding Corp. (Banks)*	1,222,098
2,166,000	Chunghwa Picture Tubes Ltd. (Technology Hardware & Equipment)*	208,775

2,198,000	Coretronic Corp. (Technology Hardware & Equipment)	3,332,478
110,000	Depo Auto Parts Ind Co. Ltd. (Automobiles & Components)	275,374
7,738,000	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	3,205,969
1,301,000	Eternal Chemical Co. Ltd. (Materials)	1,378,690
888,000	Formosa Chemicals & Fibre Corp. (Materials)	2,239,224
10,716,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)*	13,063,662
7,240,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	8,001,951
511,000	Great Wall Enterprise Co. Ltd. (Food, Beverage & Tobacco)	512,256
303,000	Holystone Enterprise Co. Ltd. (Technology Hardware & Equipment)	458,066
869,000	Lee Chang Yung Chemical Industry Corp. (Materials)	1,098,139
9,034,880	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,007,717
1,627,000	Mega Financial Holding Co. Ltd. (Banks)	950,190
1,975,513	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	1,226,107
2,072,000	Pou Chen Corp. (Consumer Durables & Apparel)	1,773,397
490,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	739,449
118,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)*	319,598
667,000	Sanyang Industry Co. Ltd. (Automobiles & Components)*	275,420
1,191,000	Shinkong Synthetic Fibers Corp. (Materials)*	486,861
1,265,000	Systex Corp. (Software & Services)*	1,919,467
1,571,723	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	16,644,546
3,798,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	1,910,844
3,421,000	Universal Scientific Industrial Co. Ltd. (Technology Hardware & Equipment)	2,234,657
1,469,000	USI Corp. (Materials)*	1,085,308

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,349,569	Wistron Corp. (Technology Hardware & Equipment)	$2,593,073
1,059,000	Yageo Corp. (Technology Hardware & Equipment)	507,697

854,900	Yieh Phui Enterprise Co. Ltd. (Materials)	340,012

		88,001,541

Thailand – 0.5%
6,066,600	Charoen Pokphand Foods PCL (Food, Beverage & Tobacco)	2,886,775

Turkey – 5.1%
326,755	Arcelik AS (Consumer Durables & Apparel)	1,447,961
3,049,722	Eczacibasi Ilac ve Sanayi ve Ticaret AS (Pharmaceuticals, Biotechnology & Life Sciences)	5,573,511
622,880	Sekerbank TAS (Banks)	1,070,327
328,753	Turkiye Garanti Bankasi AS (Banks)	1,592,654
2,815,309	Turkiye Is Bankasi AS Class C (Banks)	9,777,616
2,490,666	Turkiye Sinai Kalkinma Bankasi AS (Banks)*	3,870,777
1,706,035	Turkiye Vakiflar Bankasi TAO Class D (Banks)*	4,516,442

		27,849,288

TOTAL COMMON STOCKS
(Cost $463,475,424)		$533,007,571

Exchange Traded Fund(a) – 1.5%

193,863	iShares MSCI Emerging Markets Index Fund	$8,151,939
(Cost $7,679,578)

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Hong Kong – 0.0%
37,900	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	10/12	$7,932
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $471,155,002)			$541,167,442

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 2.2%

Boston Global Investment Trust – Enhanced Portfolio II
11,939,720	0.043%	$11,951,659
(Cost $11,936,191)

TOTAL INVESTMENTS – 101.8%
(Cost $483,091,193)		$553,119,101

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(10,001,533)

NET ASSETS – 100.0%		$543,117,568

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Australia – 3.6%
43,161	AGL Energy Ltd. (Utilities)	$597,684
42,219	ASX Ltd. (Diversified Financials)	1,276,407
33,130	Bendigo and Adelaide Bank Ltd. (Banks)	299,590
387,844	BHP Billiton Ltd. (Materials)	14,178,113
195,510	Boral Ltd. (Materials)	1,056,931
73,035	Caltex Australia Ltd. (Energy)	779,472
261,908	CFS Retail Property Trust (REIT)	461,827
66,209	Commonwealth Bank of Australia (Banks)	3,542,480
62,027	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,853,452
400,472	Fairfax Media Ltd. (Media)	632,024
130,780	Harvey Norman Holdings Ltd. (Retailing)	408,308
932,989	Insurance Australia Group Ltd. (Insurance)	3,280,702
186,389	Intoll Group (Transportation)	192,343
881,412	MAp Group (Transportation)	2,526,627
474,852	National Australia Bank Ltd. (Banks)	12,131,934
61,968	Orica Ltd. (Materials)	1,502,785
2,218,889	OZ Minerals Ltd. (Materials)*	2,335,570
86,600	QBE Insurance Group Ltd. (Insurance)	1,677,827
69,339	Rio Tinto Ltd. (Materials)	4,530,618
303,408	Suncorp-Metway Ltd. (Insurance)	2,507,453
442,225	Tabcorp Holdings Ltd. (Consumer Services)	2,793,068
288,659	Tatts Group Ltd. (Consumer Services)	658,695
100,932	Toll Holdings Ltd. (Transportation)	659,271
86,325	Wesfarmers Ltd. (Food & Staples Retailing)	2,314,140
38,622	Wesfarmers Ltd. PPS (Food & Staples Retailing)	1,037,895
388,440	Westfield Group (REIT)	4,588,022
310,091	Westpac Banking Corp. (Banks)	7,726,410
70,868	Woolworths Ltd. (Food & Staples Retailing)	1,770,305
160,320	WorleyParsons Ltd. (Energy)	3,909,674

		81,229,627

Austria – 1.6%
273,487	Erste Group Bank AG (Banks)	12,142,417
238,130	OMV AG (Energy)	8,509,049
103,224	Raiffeisen International Bank Holding AG (Banks)(a)	5,026,033
80,291	Vienna Insurance Group (Insurance)	3,924,483
193,937	Voestalpine AG (Materials)	7,213,815

		36,815,797

Belgium – 4.7%
814,217	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	39,498,906
168,881	Delhaize Group SA (Food & Staples Retailing)	13,965,853
716,637	Dexia SA (Banks)*(a)	3,872,455
16,674	Groupe Bruxelles Lambert SA (Diversified Financials)(a)	1,411,052
208,787	KBC Groep NV (Banks)*	9,341,508
21,327	Mobistar SA (Telecommunication Services)	1,310,908
169,623	Solvay SA (Materials)	16,198,219
186,588	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)(a)	7,227,838
381,652	Umicore (Materials)(a)	13,955,285

		106,782,024

Bermuda – 0.1%
68,150	Seadrill Ltd. (Energy)	1,716,603

China – 0.1%
1,605,000	Foxconn International Holdings Ltd. Class H (Technology Hardware & Equipment)*	1,440,599
518,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	503,189

		1,943,788

Denmark – 0.4%
46,524	Carlsberg A/S Class B (Food, Beverage & Tobacco)	3,760,068
186,873	Danske Bank A/S (Banks)*	4,878,834
42,877	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)(a)	706,513

		9,345,415

France – 8.9%
38,508	Alstom SA (Capital Goods)	2,259,521
288,239	BNP Paribas (Banks)	19,798,030
23,173	Bouygues SA (Capital Goods)(a)	1,148,217
80,870	Christian Dior SA (Consumer Durables & Apparel)	8,609,132
48,829	CNP Assurances (Insurance)*	4,110,271
119,095	Compagnie Generale de Geophysique-Veritas (Energy)*	3,585,505
164,280	Credit Agricole SA (Banks)	2,348,388
18,377	Fonciere Des Regions (REIT)*(a)	1,901,619
1,573,655	France Telecom SA (Telecommunication Services)	34,449,920
259,011	GDF Suez SA (Utilities)(a)	9,211,327
38,616	Lafarge SA (Materials)	2,799,746
134,295	Lagardere SCA (Media)(a)	5,416,512
104,126	Legrand SA (Capital Goods)	3,390,418

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

120,287	M6 Metropole Television SA (Media)	$3,110,057
19,889	PPR (Retailing)	2,673,074
250,627	Renault SA (Automobiles & Components)*	11,611,557
399,514	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)*	27,254,261
19,141	Schneider Electric SA (Capital Goods)(a)	2,173,049
258,351	SCOR SE (Insurance)(a)	6,094,186
14,777	Societe Generale (Banks)	789,081
80,718	Societe Television Francaise 1 (Media)(a)	1,496,715
28,688	Sodexo (Consumer Services)	1,762,580
95,665	Technip SA (Energy)	7,649,461
561,308	Total SA (Energy)	30,539,263
4,607	Unibail-Rodamco SE (REIT)	870,725
230,449	Vivendi SA (Media)	6,045,239

		201,097,854

Germany – 14.9%
31,884	Adidas AG (Registered) (Consumer Durables & Apparel)(a)	1,878,769
312,742	Allianz SE (Registered) (Insurance)*(a)	35,854,316
294,701	BASF SE (Materials)(a)	17,133,514
45,627	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,914,520
44,971	Beiersdorf AG (Household & Personal Products)(a)	2,548,534
123,631	Celesio AG (Health Care Equipment & Services)(a)	4,047,651
948,944	Commerzbank AG (Banks)*(a)	7,451,625
306,535	Daimler AG (Registered) (Automobiles & Components)*	15,772,313
229,119	Deutsche Bank AG (Registered) (Diversified Financials)	15,991,982
475,685	Deutsche Lufthansa AG (Registered) (Transportation)*	7,910,359
318,896	Deutsche Post AG (Registered) (Transportation)	5,172,352
251,232	Deutsche Telekom AG (Registered) (Telecommunication Services)	3,271,103
1,773,081	E.ON AG (Utilities)(a)	65,387,268
53,571	Fresenius SE Preference Shares (Health Care Equipment & Services)(a)	3,883,788
244,791	GEA Group AG (Capital Goods)	5,432,319
45,957	Hannover Rueckversicherung AG (Registered) (Insurance)*(a)	2,156,972
64,321	Hochtief AG (Capital Goods)(a)	5,309,314

550,135	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)*	3,895,069
21,270	Metro AG (Food & Staples Retailing)(a)	1,278,700
81,966	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)(a)	11,551,768
22,330	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	1,292,188
265,373	RWE AG (Utilities)(a)	21,829,078
137,258	Salzgitter AG (Materials)	11,153,841
389,528	SAP AG (Software & Services)	18,793,983
395,802	Siemens AG (Registered) (Capital Goods)	39,036,471
221,664	Suedzucker AG (Food, Beverage & Tobacco)	4,506,387
241,924	ThyssenKrupp AG (Materials)	7,866,683
371,569	TUI AG (Consumer Services)*(a)	4,111,750
31,325	Volkswagen AG (Automobiles & Components)(a)	2,962,620
49,753	Volkswagen AG Preference Shares (Automobiles & Components)	4,806,789

		335,202,026

Greece – 0.0%
483,209	Marfin Investment Group SA (Diversified Financials)*	926,262

Hong Kong – 3.9%
157,300	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	1,483,128
2,242,000	BOC Hong Kong (Holdings) Ltd. (Banks)	5,365,728
826,000	Cheung Kong Holdings Ltd. (Real Estate)	10,186,110
1,191,000	CLP Holdings Ltd. (Utilities)	8,343,409
1,053,236	Esprit Holdings Ltd. (Retailing)	7,544,573
807,000	Hang Lung Group Ltd. (Real Estate)	3,942,420
518,000	Hang Lung Properties Ltd. (Real Estate)	1,863,389
98,500	Hang Seng Bank Ltd. (Banks)	1,342,447
50,000	Henderson Land Development Co. Ltd. (Real Estate)	315,144
461,000	Hong Kong Electric Holdings Ltd. (Utilities)	2,720,241
267,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	4,373,035
1,380,000	Hutchison Whampoa Ltd. (Capital Goods)	9,471,085
534,000	Li & Fung Ltd. (Retailing)	2,574,385

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

1,324,000	New World Development Ltd. (Real Estate)	$2,348,392
804,400	Sands China Ltd. (Consumer Services)*	1,305,837
100,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,386,405
939,000	Swire Pacific Ltd. Class A (Real Estate)	10,493,367
93,900	Swire Properties Ltd. (Real Estate)*	441,433
81,000	Television Broadcasts Ltd. (Media)	390,635
860,016	The Link REIT (REIT)	2,109,845
778,000	The Wharf (Holdings) Ltd. (Real Estate)	4,207,666
1,210,000	Wheelock & Co. Ltd. (Real Estate)	3,766,725
632,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,201,831

		88,177,230

Ireland – 0.6%
316,529	CRH PLC (Materials)	9,018,578
105,196	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,362,568

		12,381,146

Italy – 1.5%
128,969	Finmeccanica SpA (Capital Goods)	1,652,299
62,671	Italcementi SpA (Materials)	712,661
128,053	Mediaset SpA (Media)	1,014,035
5,801,470	Parmalat SpA (Food, Beverage & Tobacco)	15,271,761
8,257,347	Telecom Italia SpA (Telecommunication Services)*(a)	11,544,595
1,360,048	UniCredit SpA (Banks)*	3,564,281

		33,759,632

Japan – 17.2%
38,000	Aisin Seiki Co. Ltd. (Automobiles & Components)	1,154,781
2,190,000	AMADA Co. Ltd. (Capital Goods)	17,980,189
1,210,000	Asahi Kasei Corp. (Materials)	6,802,140
323,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	11,316,827
410,900	Brother Industries Ltd. (Technology Hardware & Equipment)	4,990,537
104,800	Canon Marketing Japan, Inc. (Retailing)	1,638,302
177,400	Canon, Inc. (Technology Hardware & Equipment)	8,114,861

534	Central Japan Railway Co. (Transportation)	4,348,307
32,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	443,321
172,700	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,430,162
131,900	Daito Trust Construction Co. Ltd. (Real Estate)	7,031,136
105,000	Daiwa House Industry Co. Ltd. (Real Estate)	1,129,770
1,147,000	Daiwa Securities Group, Inc. (Diversified Financials)	5,932,639
11,500	Denso Corp. (Automobiles & Components)	335,607
159,500	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	3,397,781
685,000	Fuji Electric Holdings Co. Ltd. (Capital Goods)*	2,057,658
113,000	Fuji Heavy Industries Ltd. (Automobiles & Components)*	632,430
3,150	Fuji Media Holdings, Inc. (Media)	5,057,248
212,500	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	7,282,693
174,000	Fujitsu Ltd. (Technology Hardware & Equipment)	1,223,562
123,000	Furukawa Electric Co. Ltd. (Capital Goods)	609,694
77,100	Hitachi Chemical Co. Ltd. (Materials)	1,674,410
805,000	Hitachi Ltd. (Technology Hardware & Equipment)*	3,538,076
866,600	Honda Motor Co. Ltd. (Automobiles & Components)	29,323,625
41,200	Idemitsu Kosan Co. Ltd. (Energy)	3,412,798
483,000	ITOCHU Corp. (Capital Goods)	4,184,547
416	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,441,625
81,900	JS Group Corp. (Capital Goods)	1,606,217
15,700	JSR Corp. (Materials)	317,846
1,266,900	JX Holdings, Inc. (Energy)*	7,067,180
470,000	Kaneka Corp. (Materials)	2,966,128
23,400	Kao Corp. (Household & Personal Products)	570,536
287,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	3,630,323
45,000	Kubota Corp. (Capital Goods)	395,246
81,000	Makita Corp. (Consumer Durables & Apparel)	2,510,734
212,000	Marubeni Corp. (Capital Goods)	1,250,874

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

156,700	Marui Group Co. Ltd. (Retailing)	$1,238,757
68,000	Minebea Co. Ltd. (Capital Goods)	394,579
252,000	Mitsubishi Chemical Holdings Corp. (Materials)	1,344,961
119,800	Mitsubishi Corp. (Capital Goods)	2,837,810
362,000	Mitsubishi Electric Corp. (Capital Goods)	3,226,322
1,185,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	6,176,118
21,010	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	813,414
866,000	Mitsui Chemicals, Inc. (Materials)	2,844,560
161,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	441,186
147,000	Mitsui OSK Lines Ltd. (Transportation)	1,098,998
120,400	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	3,460,604
146,700	Mitsumi Electric Co. Ltd. (Technology Hardware & Equipment)	3,192,162
3,451,100	Mizuho Financial Group, Inc. (Banks)	6,645,185
323,000	Mizuho Securities Co. Ltd. (Diversified Financials)	894,632
348,000	NEC Corp. (Technology Hardware & Equipment)	1,145,792
19,100	Nidec Corp. (Technology Hardware & Equipment)	1,959,648
2,600	Nintendo Co. Ltd. (Software & Services)	873,411
232	Nippon Building Fund, Inc. (REIT)	1,946,050
2,001,000	Nippon Express Co. Ltd. (Transportation)	9,427,339
14,300	Nippon Paper Group, Inc. (Materials)	401,609
1,581,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	5,193,268
353,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	14,388,714
81,000	Nippon Yusen Kabushiki Kaisha (Transportation)	333,009
543,400	Nissan Motor Co. Ltd. (Automobiles & Components)*	4,728,209
563,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	6,920,819
999,000	Nisshin Steel Co. Ltd. (Materials)	2,112,488
50,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	531,087

694,000	NKSJ Holdings, Inc. (Insurance)*	5,038,676
344,600	Nomura Holdings, Inc. (Diversified Financials)	2,381,915
93,000	NSK Ltd. (Capital Goods)	709,410
2,826,000	Osaka Gas Co. Ltd. (Utilities)	9,834,125
90,600	Panasonic Corp. (Consumer Durables & Apparel)	1,327,731
819,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	13,912,867
91,500	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,781,068
56,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	734,712
125,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	853,669
156,000	Sekisui House Ltd. (Consumer Durables & Apparel)	1,487,003
6,100	Shin-Etsu Chemical Co. Ltd. (Materials)	351,638
459,000	Shinsei Bank Ltd. (Banks)	595,707
1,239,600	Sojitz Corp. (Capital Goods)	2,235,464
147,400	Sony Corp. (Consumer Durables & Apparel)	5,046,828
900,400	Sumitomo Corp. (Capital Goods)	10,842,533
351,800	Sumitomo Electric Industries Ltd. (Capital Goods)	4,329,234
158,000	Sumitomo Metal Mining Co. Ltd. (Materials)	2,337,534
100,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,330,335
62,050	T&D Holdings, Inc. (Insurance)	1,620,896
258,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,111,666
2,083,000	The Bank of Yokohama Ltd. (Banks)	10,830,371
325	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	555,304
159,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	961,560
201,700	Tokio Marine Holdings, Inc. (Insurance)	6,004,734
6,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	432,714
156,300	Tokyo Steel Manufacturing Co. Ltd. (Materials)	2,094,510
275,000	Tokyo Tatemono Co. Ltd. (Real Estate)	1,268,160
525,000	Tokyu Land Corp. (Real Estate)	2,244,064
531,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,842,376
821,000	Tosoh Corp. (Materials)	2,311,423

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

501,000	Toyota Motor Corp. (Automobiles & Components)	$19,357,618
1,914	West Japan Railway Co. (Transportation)	6,957,046
164,600	Yamaha Corp. (Consumer Durables & Apparel)	2,013,219
38,400	Yamato Kogyo Co. Ltd. (Materials)	1,220,532

		387,327,183

Luxembourg – 0.3%
199,040	ArcelorMittal (Materials)	7,745,680

Netherlands – 10.2%
325,180	Akzo Nobel NV (Materials)	19,229,371
127,470	ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,182,509
67,409	Corio NV (REIT)	3,899,786
262,663	Heineken Holding NV (Food, Beverage & Tobacco)(a)	10,751,701
188,362	Heineken NV (Food, Beverage & Tobacco)(a)	8,782,900
2,518,772	ING Groep NV CVA (Diversified Financials)*	22,231,489
980,991	Koninklijke Ahold NV (Food & Staples Retailing)(a)	13,451,456
503,884	Koninklijke DSM NV (Materials)	22,506,901
773,987	Koninklijke KPN NV (Telecommunication Services)(a)	11,612,111
480,403	Koninklijke Philips Electronics NV (Capital Goods)	16,131,517
65,489	Randstad Holding NV (Commercial & Professional Services)*	3,318,254
1,005,350	Royal Dutch Shell PLC Class A (Energy)(a)	31,545,880
809,640	Royal Dutch Shell PLC Class B (Energy)	24,409,396
203,705	The European Aeronautic Defence & Space Co. NV (Capital Goods)	3,783,410
268,059	TNT NV (Transportation)	8,191,829
844,742	Unilever NV CVA (Food, Beverage & Tobacco)	25,699,417

		229,727,927

New Zealand – 0.0%
60,655	Contact Energy Ltd. (Utilities)*	274,559
60,315	Sky City Entertainment Group Ltd. (Consumer Services)	137,861

		412,420

Norway – 2.1%
487,900	DnB NOR ASA (Banks)(a)	5,774,354
691,000	Norsk Hydro ASA (Materials)*	5,306,235

164,000	Orkla ASA (Capital Goods)(a)	1,381,811
1,157,650	Statoil ASA (Energy)	27,991,645
345,749	Telenor ASA (Telecommunication Services)*	4,915,189
64,350	Yara International ASA (Materials)	2,232,907

		47,602,141

Singapore – 1.9%
500,000	Ascendas Real Estate Investment Trust (REIT)	698,070
497,000	CapitaMall Trust (REIT)	701,035
96,000	City Developments Ltd. (Real Estate)	737,525
772,000	ComfortDelgro Corp. Ltd. (Transportation)	877,030
1,008,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	1,260,272
338,000	DBS Group Holdings Ltd. (Banks)	3,721,716
1,230,000	Fraser and Neave Ltd. (Capital Goods)	4,370,602
5,305,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)*	2,240,957
136,523	Jardine Cycle & Carriage Ltd. (Retailing)	3,001,746
188,000	Keppel Corp. Ltd. (Capital Goods)	1,333,948
338,000	Neptune Orient Lines Ltd. (Transportation)*	530,189
1,003,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	6,369,956
292,000	SembCorp Industries Ltd. (Capital Goods)	888,148
194,520	Singapore Airlines Ltd. (Transportation)	2,135,580
1,949,780	Singapore Telecommunications Ltd. (Telecommunication Services)	4,300,798
384,000	United Overseas Bank Ltd. (Banks)	5,617,891
1,256,000	UOL Group Ltd. (Real Estate)	3,486,368
63,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	316,326

		42,588,157

Spain – 0.8%
418,965	Banco de Sabadell SA (Banks)(a)	2,125,779
1,192,030	Banco Santander SA (Banks)	15,157,076
54,772	Telefonica SA (Telecommunication Services)	1,239,777

		18,522,632

Sweden – 5.6%
560,032	Alfa Laval AB (Capital Goods)(a)	8,344,748

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

104,786	Assa Abloy AB Class B (Capital Goods)(a)	$2,416,062
250,823	Electrolux AB Class B (Consumer Durables & Apparel)	6,450,849
116,489	Hennes & Mauritz AB Class B (Retailing)(a)	7,433,009
48,779	Holmen AB Class B (Materials)	1,230,195
798,700	Investor AB Class B (Diversified Financials)(a)	15,109,942
3,054,503	Nordea Bank AB (Banks)	29,800,441
182,672	Sandvik AB (Capital Goods)*(a)	2,618,215
153,981	Securitas AB Class B (Commercial & Professional Services)(a)	1,621,545
1,093,118	Skandinaviska Enskilda Banken AB Class A (Banks)*	7,451,507
639,813	Skanska AB Class B (Capital Goods)(a)	10,601,281
153,413	SKF AB Class B (Capital Goods)(a)	3,060,286
68,242	SSAB AB Class B (Materials)	1,060,424
270,046	Svenska Cellulosa AB Class B (Materials)(a)	3,518,676
135,608	Svenska Handelsbanken AB Class A (Banks)(a)	3,802,646
68,280	Tele2 AB Class B (Telecommunication Services)	1,153,923
704,687	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)(a)	8,132,464
1,626,006	TeliaSonera AB (Telecommunication Services)	11,144,939

		124,951,152

Switzerland – 5.1%
522,576	ABB Ltd. (Registered) (Capital Goods)*	10,023,794
105,707	Adecco SA (Registered) (Commercial & Professional Services)(a)	6,217,465
63,797	Baloise Holding AG (Registered) (Insurance)	5,023,474
366,330	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	13,511,695
60,986	Credit Suisse Group AG (Registered) (Diversified Financials)	2,799,122
489,353	GAM Holding Ltd. (Diversified Financials)*	6,078,500
51,892	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	4,049,465

535,749	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	27,315,032
22,977	Schindler Holding AG Preference Shares (Capital Goods)	2,018,332
1,038,029	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	9,611,830
301,595	UBS AG (Registered) (Diversified Financials)*	4,672,364
1,004,544	Xstrata PLC (Materials)	16,478,392
28,538	Zurich Financial Services AG (Insurance)	6,326,727

		114,126,192

United Kingdom – 13.7%
169,592	Anglo American PLC (Materials)*	7,203,541
479,888	Associated British Foods PLC (Food, Beverage & Tobacco)	7,372,356
756,596	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	33,431,425
1,900,870	Aviva PLC (Insurance)	10,048,685
2,635,049	BAE Systems PLC (Capital Goods)	13,810,847
1,604,195	Barclays PLC (Banks)	8,240,442
49,318	BHP Billiton PLC (Materials)	1,505,697
15,700	BP PLC (Energy)	136,934
735,103	BP PLC ADR (Energy)(b)	38,335,621
75,964	Bunzl PLC (Capital Goods)	884,610
130,136	Eurasian Natural Resources Corp. PLC (Materials)	2,412,740
305,877	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	11,406,153
215,061	Home Retail Group PLC (Retailing)	901,733
3,258,089	HSBC Holdings PLC (Banks)	33,175,181
369,720	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	10,532,580
1,723,975	J Sainsbury PLC (Food & Staples Retailing)	8,884,517
73,652	Johnson Matthey PLC (Materials)	1,958,770
631,905	Kazakhmys PLC (Materials)	13,387,337
492,046	Land Securities Group PLC (REIT)	4,920,684
1,736,641	Legal & General Group PLC (Insurance)	2,258,211
7,381,935	Lloyds Banking Group PLC (Banks)*	7,385,567
875,701	Man Group PLC (Diversified Financials)	3,232,844
52,045	Rio Tinto PLC (Materials)	2,690,747

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

5,913,543	Royal Bank of Scotland Group PLC (Banks)*	$4,839,060
5,230,535	Thomas Cook Group PLC (Consumer Services)	19,841,965
361,222	Tomkins PLC (Capital Goods)	1,366,539
456,768	TUI Travel PLC (Consumer Services)	1,948,643
60,485	Unilever PLC (Food, Beverage & Tobacco)	1,817,581
363,273	United Utilities Group PLC (Utilities)	2,972,762
66,798	Vedanta Resources PLC (Materials)	2,553,435
1,317,342	Vodafone Group PLC ADR (Telecommunication Services)	29,244,992
256,413	Vodafone Group PLC (Telecommunication Services)	568,173
3,846,399	WM Morrison Supermarkets PLC (Food & Staples Retailing)	17,017,271
163,409	WPP PLC (Media)	1,732,514

		308,020,157

TOTAL COMMON STOCKS
(Cost $2,045,074,252)		$2,190,401,045

Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Hong Kong – 0.0%
10,000	Henderson Land Development Co. Ltd. (Real Estate)	06/10	$—
(Cost $0)

Shares	Rate	Value

Short-term Investment(c) – 2.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
48,355,347	0.082%	$48,355,347
(Cost $48,355,347)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,093,429,599)		$2,238,756,392

Securities Lending Reinvestment Vehicle(c)(d) – 18.7%

Boston Global Investment Trust – Enhanced Portfolio II
419,407,370	0.043%	419,826,777
(Cost $419,713,747)

TOTAL INVESTMENTS – 118.0%
(Cost $2,513,143,346)		$2,658,583,169

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.0)%		(405,780,563)

NET ASSETS – 100.0%		$2,252,802,606

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
PPS	—	Price Protected Shares
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	668	June 2010	$24,440,948	$(1,269,617)
FTSE 100 Index	142	June 2010	11,965,986	(349,236)
Hang Seng Index	9	May 2010	1,210,293	(8,075)
MSCI Singapore Index	16	May 2010	818,740	(9,412)
SPI 200 Index	42	June 2010	4,681,972	(119,262)
TSE TOPIX Index	111	June 2010	11,615,798	(41,218)

TOTAL				$(1,796,820)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%

Australia – 8.3%
142,629	Abacus Property Group (REIT)	$53,586
71,816	Aditya Birla Minerals Ltd. (Materials)*	70,116
151,207	Ansell Ltd. (Health Care Equipment & Services)	1,783,683
162,599	APA Group (Utilities)	542,199
51,815	Aquila Resources Ltd. (Energy)*	483,293
109,384	Ardent Leisure Group (REIT)	141,322
96,940	Aspen Group (REIT)	48,951
778,943	Astro Japan Property Group (REIT)	259,928
177,300	Atlas Iron Ltd. (Materials)*(a)	405,590
386,764	Austereo Group Ltd. (Media)	607,552
335,671	Australian Infrastructure Fund (Transportation)	609,663
28,984	Avoca Resources Ltd. (Materials)*	58,687
38,092	Bank of Queensland Ltd. (Banks)	441,341
860,877	Boart Longyear Group (Capital Goods)*	256,970
56,800	Bradken Ltd. (Capital Goods)	380,165
22,093	BT Investment Management Ltd. (Diversified Financials)	51,337
99,993	Bunnings Warehouse Property Trust (REIT)	183,242
42,488	Cabcharge Australia Ltd. (Commercial & Professional Services)(a)	234,476
166,195	Centennial Coal Co. Ltd. (Energy)	646,773
267,468	Centro Retail Group (REIT)*	56,865
266,558	Challenger Financial Services Group Ltd. (Diversified Financials)	1,011,546
663,396	Charter Hall Office REIT (REIT)	181,740
741,548	Charter Hall Retail REIT (REIT)	378,498
364,698	Commonwealth Property Office Fund (REIT)	310,883
101,352	Corporate Express Australia Ltd. (Commercial & Professional Services)(a)	519,393
39,014	Dominion Mining Ltd. (Materials)	103,528
42,821	Downer EDI Ltd. (Commercial & Professional Services)	273,769
650,394	Emeco Holdings Ltd. (Capital Goods)	409,662
368,187	Envestra Ltd. (Utilities)	175,448
151,170	Fleetwood Corp. Ltd. (Automobiles & Components)	1,317,394
25,239	GUD Holdings Ltd. (Consumer Durables & Apparel)	210,497
70,180	Hills Industries Ltd. (Capital Goods)	161,536
14,473	Iluka Resources Ltd. (Materials)*	61,630
215,102	Independence Group NL (Materials)	910,850
163,225	ING Industrial Fund (REIT)	64,582

851,409	ING Office Fund (REIT)	477,838
36,120	IOOF Holdings Ltd. (Diversified Financials)	218,456
142,374	Minara Resources Ltd. (Materials)*	113,856
325,653	Mincor Resources NL (Materials)	563,813
5,178	Monadelphous Group Ltd. (Capital Goods)	73,419
586,463	Mount Gibson Iron Ltd. (Materials)*	905,891
105,622	Murchison Metals Ltd. (Materials)*	220,062
227,558	Panoramic Resources Ltd. (Materials)	521,889
744,013	PaperlinX Ltd. (Materials)*	511,868
3,128	Perpetual Ltd. (Diversified Financials)	98,963
367,709	PMP Ltd. (Commercial & Professional Services)*	238,897
61,306	Premier Investments Ltd. (Retailing)	405,370
51,971	Programmed Maintenance Services Ltd. (Commercial & Professional Services)	162,370
341,269	Resolute Mining Ltd. (Materials)*	363,816
91,212	Salmat Ltd. (Commercial & Professional Services)	383,147
18,125	Seek Ltd. (Commercial & Professional Services)	139,101
96,092	Seven Group Holdings Ltd. (Media)(a)	662,408
31,182	SMS Management & Technology Ltd. (Software & Services)	189,936
87,566	South Australian Coal Ltd. (Energy)*	8,240
31,688	Spotless Group Ltd. (Commercial & Professional Services)	82,074
565,385	Straits Resources Ltd. (Materials)	645,952
94,901	STW Communications Group Ltd. (Media)	76,758
381,555	Sunland Group Ltd. (Real Estate)*	267,190
143,013	Ten Network Holdings Ltd. (Media)*	238,237
108,451	Tower Australia Group Ltd. (Insurance)	260,293
73,273	Transfield Services Ltd. (Commercial & Professional Services)	267,204
61,602	United Group Ltd. (Capital Goods)	832,954
449,748	Virgin Blue Holdings Ltd. (Transportation)*	242,841
43,628	West Australian Newspapers Holdings Ltd. (Media)(a)	316,216

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Australia – (continued)

33,469	Whitehaven Coal Ltd. (Energy)	$163,877
70,489	Wotif.com Holdings Ltd. (Retailing)	421,359

		23,480,990

Austria – 1.6%
17,504	A-TEC Industries AG (Capital Goods)*(a)	234,976
9,077	Austriamicrosystems AG (Semiconductors & Semiconductor Equipment)*	355,764
15,474	Flughafen Wien AG (Transportation)*(a)	868,225
166,802	Immofinanz AG (Real Estate)*(a)	711,228
34,259	Oesterreichische Post AG (Transportation)	982,867
15,120	RHI AG (Materials)*	504,823
2,286	Rosenbauer International AG (Capital Goods)	92,309
3,345	Semperit AG Holding (Automobiles & Components)	138,775
28,562	Zumtobel AG (Capital Goods)*	615,899

		4,504,866

Belgium – 1.7%
3,371	Ackermans & van Haaren NV (Diversified Financials)	232,709
68,753	Agfa-Gevaert NV (Health Care Equipment & Services)*	509,982
4,877	Bekaert SA (Capital Goods)	871,975
2,304	Cofinimmo SA (REIT)*	317,001
20,272	Compagnie Maritime Belge SA (Transportation)	631,714
1,519	Gimv NV (Diversified Financials)	82,325
2,419	KBC Ancora (Diversified Financials)*	54,815
1,616	Kinepolis Group NV (Media)	89,050
56,950	Nyrstar (Materials)*	739,082
8,632	Omega Pharma SA (Health Care Equipment & Services)	420,425
17,269	Recticel SA (Materials)	183,146
23,166	Tessenderlo Chemie NV (Materials)	741,780

		4,874,004

Bermuda – 0.8%
39,822	Catlin Group Ltd. (Insurance)	214,193
32,450	Frontline Ltd. (Energy)(a)	1,183,502
93,000	Golden Ocean Group Ltd. (Transportation)*	185,162
85,604	Hiscox Ltd. (Insurance)	435,813
50,048	Lancashire Holdings Ltd. (Insurance)	354,880

		2,373,550

China – 0.0%
403,000	Li Heng Chemical Fibre Technologies Ltd. (Consumer Durables & Apparel)	78,051

Cyprus – 0.4%
331,000	Deep Sea Supply PLC (Energy)*(a)	675,028
25,684	Marfin Popular Bank Public Co. Ltd. (Banks)	61,892
38,000	Prosafe Production Public Ltd. (Energy)*	95,382
68,600	ProSafe SE (Energy)	382,540
34,100	Songa Offshore SE (Energy)*	156,389

		1,371,231

Denmark – 2.1%
23,769	D/S Norden A/S (Transportation)	1,090,676
30,897	Danisco A/S (Food, Beverage & Tobacco)	2,231,175
22,719	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	624,470
5,039	FLSmidth & Co. A/S (Capital Goods)	379,681
5,840	Formuepleje Epikur A/S (Diversified Financials)*	327,870
6,640	Formuepleje Safe A/S (Diversified Financials)*	161,977
52,596	GN Store Nord A/S (Health Care Equipment & Services)*	424,245
7,677	Schouw & Co. A/S (Capital Goods)	183,978
479	SimCorp A/S (Software & Services)	91,886
33,380	Torm A/S (Energy)*	360,740

		5,876,698

Finland – 1.9%
31,224	Alma Media Oyj (Media)	303,486
19,802	Amer Sports Oyj Class A (Consumer Durables & Apparel)	233,241
22,934	Cargotec Oyj Class B (Capital Goods)	735,285
45,334	Huhtamaki Oyj (Materials)	527,326
27,972	Kemira Oyj (Materials)*	343,205
33,100	Konecranes Oyj (Capital Goods)	1,062,665
2,188	Lemminkainen Oyj (Capital Goods)*	80,601
171,012	M-Real Oyj (Materials)*	594,209
29,751	Oriola-KD Oyj Class B (Health Care Equipment & Services)	144,493
2,779	Outotec Oyj (Capital Goods)	103,857
38,530	Tieto Oyj (Software & Services)	797,553
23,400	YIT Oyj (Capital Goods)	494,243

		5,420,164

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)

France – 4.6%
39,456	Arkema SA (Materials)	$1,645,984
49,402	Assystem (Commercial & Professional Services)	762,152
12,797	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	519,268
22,066	Cegid Group (Software & Services)	600,714
46,163	Club Mediterranee (Consumer Services)*	773,285
14,867	Groupe Steria SCA (Software & Services)	467,002
370,036	Havas SA (Media)	1,981,882
3,184	Ingenico SA (Technology Hardware & Equipment)	79,501
7,036	Nexans SA (Capital Goods)	554,652
18,226	Nexity SA (Consumer Durables & Apparel)	665,808
1,799	Pierre & Vacances SA (Consumer Services)	145,181
16,232	Rallye SA (Food & Staples Retailing)	597,153
10,489	Rexel SA (Capital Goods)*	177,904
19,875	Rhodia SA (Materials)*(a)	459,045
1,396	SA des Ciments Vicat (Materials)	109,746
16,113	SEB SA (Consumer Durables & Apparel)	1,225,487
3,304	Societe de la Tour Eiffel (REIT)	252,215
467	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	55,019
5,623	Sword Group (Software & Services)(a)	193,107
14,827	Valeo SA (Automobiles & Components)*	495,932
3,978	Wendel (Capital Goods)	257,451
19,821	Zodiac Aerospace (Capital Goods)	1,033,496

		13,051,984

Germany – 5.6%
22,853	Aareal Bank AG (Banks)*	498,634
39,363	Air Berlin PLC (Transportation)*(a)	211,229
28,000	Aixtron AG (Semiconductors & Semiconductor Equipment)	884,576
16,756	Aurubis AG (Materials)	846,823
3,340	Bauer AG (Capital Goods)	139,312
37,086	Bechtle AG (Software & Services)	1,105,977
3,801	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	189,301
3,858	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	178,946
6,581	Carl Zeiss Meditec AG (Health Care Equipment & Services)	104,737

3,899	Cewe Color Holding AG (Commercial & Professional Services)	146,443
25,033	comdirect bank AG (Banks)	272,424
18,040	Demag Cranes AG (Capital Goods)*	623,826
21,452	Deutsche Beteiligungs AG (Diversified Financials)	493,570
4,038	Douglas Holdings AG (Retailing)	182,528
13,149	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	920,420
7,141	Duerr AG (Capital Goods)*	168,573
4,396	Fuchs Petrolub AG (Materials)	419,851
1,691	Fuchs Petrolub AG Preference Shares (Materials)	168,199
3,973	Gesco AG (Capital Goods)	209,422
5,609	Gildemeister AG (Capital Goods)	75,826
7,616	Hamburger Hafen und Logistik AG (Transportation)	277,131
23,502	Heidelberger Druckmaschinen AG (Capital Goods)*	198,065
21,807	Homag Group AG (Capital Goods)	386,965
22,501	IVG Immobilien AG (Real Estate)*	179,995
9,909	Jungheinrich AG Preference Shares (Capital Goods)	223,217
37,572	Kizoo AG (Software & Services)*(a)	424,091
25,401	Kloeckner & Co. SE (Capital Goods)*	671,431
47,265	Kontron AG (Semiconductors & Semiconductor Equipment)	450,082
2,284	Krones AG (Capital Goods)	130,772
1,455	KWS Saat AG (Food, Beverage & Tobacco)	238,864
16,985	Lanxess AG (Materials)	805,157
26,690	Loewe AG (Consumer Durables & Apparel)	325,720
2,175	Manz Automation AG (Semiconductors & Semiconductor Equipment)*(a)	152,052
23,920	Medion AG (Retailing)	318,642
13,118	Morphosys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	268,288
8,842	MTU Aero Engines Holding AG (Capital Goods)	486,121
2,061	Pfeiffer Vacuum Technology AG (Capital Goods)	153,474
28,974	Praktiker Bau- und Heimwerkermaerkte Holding AG (Retailing)	294,640
12,230	Q-Cells SE (Capital Goods)*	112,531
5,749	R. Stahl AG (Capital Goods)	156,209
2,756	Sixt AG (Transportation)	81,550
34,192	Symrise AG (Materials)	869,752

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

6,632	Takkt AG (Retailing)	$72,716
9,562	Tognum AG (Capital Goods)	197,842
3,377	Vossloh AG (Capital Goods)	352,862
7,206	VTG AG (Transportation)	117,680
1,271	Wincor Nixdorf AG (Technology Hardware & Equipment)	86,442

		15,872,908

Greece – 0.3%
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	517,685
3,503	Folli-Follie SA (Registered) (Consumer Durables & Apparel)	80,593
7,504	Fourlis Holdings SA (Retailing)	74,682
120,082	Michaniki SA (Capital Goods)	120,801
29,885	Sarantis SA (Household & Personal Products)	179,862

		973,623

Hong Kong – 2.4%
72,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)	118,422
168,000	Century City International Holdings Ltd. (Consumer Services)	13,010
64,000	Champion REIT (REIT)	29,766
36,000	Chen Hsong Holdings Ltd. (Capital Goods)	14,893
3,044,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	556,129
198,720	Chow Sang Sang Holdings International Ltd. (Retailing)	339,973
144,000	Citic 1616 Holdings Ltd. (Telecommunication Services)	46,573
60,000	City Telecom HK Ltd. (Telecommunication Services)	44,352
298,000	Dah Chong Hong Holdings Ltd. (Retailing)	195,436
18,557	Dah Sing Financial Holdings Ltd. (Banks)*	105,400
65,500	Dickson Concepts International Ltd. (Retailing)	39,987
806,000	First Pacific Co. Ltd. (Diversified Financials)	541,458
93,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	43,322
574,000	Giordano International Ltd. (Retailing)	265,475
80,562	Great Eagle Holdings Ltd. (Real Estate)	225,443
517,300	HKR International Ltd. (Real Estate)	198,799
485,500	Johnson Electric Holdings Ltd. (Capital Goods)*	274,060
2,538,000	Lai Sun Development Co. Ltd. (Real Estate)*	47,943

92,000	Luk Fook Holdings International Ltd. (Retailing)	107,908
416,000	Midland Holdings Ltd. (Real Estate)	381,700
360,000	Natural Beauty Bio-Technology Ltd. (Household & Personal Products)	63,531
438,000	Next Media Ltd. (Media)*	80,965
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
320,000	Pacific Basin Shipping Ltd. (Transportation)	242,376
359,000	Pacific Textiles Holdings Ltd. (Consumer Durables & Apparel)	211,712
1,204,000	Pico Far East Holdings Ltd. (Media)	235,381
989,000	Prosperity Real Estate Investment Trust (REIT)	176,065
158,000	Public Financial Holdings Ltd. (Diversified Financials)	82,737
184,000	Regal Hotels International Holdings Ltd. (Consumer Services)	69,605
165,000	Regal Real Estate Investment Trust (REIT)	40,918
112,000	Sa Sa International Holdings Ltd. (Retailing)	93,443
752,000	Shun Tak Holdings Ltd. (Transportation)	439,157
138,000	Singamas Container Holdings Ltd. (Capital Goods)*	24,722
412,000	SJM Holdings Ltd. (Consumer Services)	266,233
28,000	SmarTone Telecommunications Holding Ltd. (Telecommunication Services)	31,402
2,304,000	Solomon Systech International Ltd. (Semiconductors & Semiconductor Equipment)	220,099
591,000	Sunlight Real Estate Investment Trust (REIT)	145,412
84,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	89,732
100,000	Tian An China Investments Co. Ltd. (Real Estate)	65,947
664,223	Victory City International Holdings Ltd. (Consumer Durables & Apparel)	153,313
204,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	155,091
31,000	VTech Holdings Ltd. (Technology Hardware & Equipment)	346,567
162,000	Win Hanverky Holdings Ltd. (Consumer Durables & Apparel)	25,049

		6,849,506

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

Ireland – 0.9%
107,989	Beazley PLC (Insurance)	$187,321
268,529	Fyffes PLC (Food & Staples Retailing)	128,712
90,236	Grafton Group PLC (Capital Goods)	435,818
90,871	Irish Life & Permanent Group Holdings PLC (Insurance)*	366,762
23,495	Kingspan Group PLC (Capital Goods)*	219,768
7,102	Paddy Power PLC (Consumer Services)	249,751
367,051	Total Produce PLC (Food & Staples Retailing)	185,710
197,899	United Drug PLC (Health Care Equipment & Services)	690,168

		2,464,010

Italy – 2.3%
286,189	Arnoldo Mondadori Editore SpA (Media)*(a)	1,109,790
9,217	Autostrada Torino-Milano SpA (Transportation)	128,880
12,275	Banca Piccolo Credito Valtellinese Scarl (Banks)	76,921
23,071	Banco di Desio e della Brianza SpA (Banks)(a)	119,927
19,547	Benetton Group SpA (Consumer Durables & Apparel)*(a)	168,048
104,582	Cementir Holding SpA (Materials)(a)	411,991
39,529	Danieli & C. Officine Meccaniche SpA (Capital Goods)(a)	998,336
71,512	Danieli & Co. SpA Preference Shares (Capital Goods)	936,021
45,120	De’Longhi SpA (Consumer Durables & Apparel)(a)	193,567
101,097	Geox SpA (Consumer Durables & Apparel)(a)	654,359
92,426	IMMSI SpA (Automobiles & Components)*	108,988
35,144	Indesit Co. SpA (Consumer Durables & Apparel)*(a)	473,514
7,077	Industria Macchine Automatiche SpA (Capital Goods)(a)	138,345
151,641	KME Group SpA (Materials)	58,061
56,462	Maire Tecnimont SpA (Capital Goods)(a)	231,678
47,286	Parmalat SpA (Food, Beverage & Tobacco)	124,475
20,707	Piaggio & C. SpA (Automobiles & Components)	64,709
439,149	Safilo Group SpA (Consumer Durables & Apparel)*	266,203

417,692	Seat Pagine Gialle SpA (Media)*	94,784
85,976	Sorin SpA (Health Care Equipment & Services)*	169,357

		6,527,954

Japan – 26.1%
45,300	ADEKA Corp. (Materials)	429,226
12,600	Aica Kogyo Co. Ltd. (Capital Goods)	131,356
91,600	Aichi Corp. (Capital Goods)	444,913
23,300	Aisan Industry Co. Ltd. (Automobiles & Components)	197,571
25,400	Aloka Co. Ltd. (Health Care Equipment & Services)	246,757
34,600	Alpen Co. Ltd. (Retailing)	606,891
49,400	Alpine Electronics, Inc. (Consumer Durables & Apparel)*	697,285
136,000	Alps Electric Co. Ltd. (Technology Hardware & Equipment)*	989,637
8,200	Amano Corp. (Capital Goods)	79,595
4,400	AOKI Holdings, Inc. (Retailing)	62,061
39,600	Aoyama Trading Co. Ltd. (Retailing)	685,182
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	247,638
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	441,466
42,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	333,504
2,500	As One Corp. (Health Care Equipment & Services)	43,719
23,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	239,014
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	651,760
12,400	Autobacs Seven Co. Ltd. (Retailing)	434,723
115,800	Belluna Co. Ltd. (Retailing)	676,465
17,700	C. Uyemura & Co. Ltd. (Materials)	790,394
50,000	Calsonic Kansei Corp. (Automobiles & Components)*	160,142
10,200	Canon Electronics, Inc. (Technology Hardware & Equipment)	263,646
20,200	Cawachi Ltd. (Food & Staples Retailing)	413,086
76,700	Cedyna Financial Corp. (Diversified Financials)*(a)	130,195
110,000	Central Glass Co. Ltd. (Capital Goods)	529,242
29,200	Century Tokyo Leasing Corp. (Diversified Financials)	384,649
4,900	Chiyoda Co. Ltd. (Retailing)(a)	62,112

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

17,500	Chiyoda Integre Co. Ltd. (Capital Goods)	$309,502
45,000	Chugai Ro Co. Ltd. (Capital Goods)	129,914
23,500	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	332,116
13,400	CKD Corp. (Capital Goods)	113,349
22,600	CMK Corp. (Technology Hardware & Equipment)*	166,735
27,500	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	354,722
656	CyberAgent, Inc. (Media)(a)	1,142,473
46	DA Office Investment Corp. (REIT)	116,295
51,000	Daifuku Co. Ltd. (Capital Goods)	383,364
91,900	Daiichikosho Co. Ltd. (Media)	1,219,481
235,000	Daikyo, Inc. (Real Estate)*	541,211
37,000	Dainippon Screen Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)*	207,744
98,000	Daiwa Industries Ltd. (Capital Goods)	502,979
22,200	DCM Japan Holdings Co. Ltd. (Retailing)	150,108
7,900	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	118,323
37,900	DTS Corp. (Software & Services)	457,882
21,300	EDION Corp. (Retailing)	216,618
3,800	Eizo Nanao Corp. (Technology Hardware & Equipment)	92,578
4,200	Fancl Corp. (Household & Personal Products)	74,592
9,400	Ferrotec Corp. (Semiconductors & Semiconductor Equipment)	102,991
93	Fields Corp. (Consumer Durables & Apparel)	109,824
10,600	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	303,194
21	Frontier Real Estate Investment Corp. (REIT)	161,609
43,500	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	738,159
182,000	Fujikura Ltd. (Capital Goods)	972,200
4,700	FUJISOFT, Inc. (Software & Services)	82,591
18,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	91,528
10	Fukuoka REIT Corp. (REIT)	63,859
35,000	Fukuyama Transporting Co. Ltd. (Transportation)	182,747
3,000	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	117,104
53,000	Furukawa-Sky Aluminum Corp. (Materials)	125,307

24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	150,815
4,200	Futaba Corp. (Capital Goods)	85,367
17,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	511,694
69	Global One Real Estate Investment Corp. (REIT)	440,757
36,100	Glory Ltd. (Capital Goods)	918,893
56,000	Gunze Ltd. (Consumer Durables & Apparel)	204,326
53,000	H2O Retailing Corp. (Retailing)	368,964
45,200	Hakuto Co. Ltd. (Technology Hardware & Equipment)	473,005
113,000	Hitachi Cable Ltd. (Capital Goods)	321,499
85,000	Hitachi Transport System Ltd. (Transportation)	1,229,514
70,340	Honeys Co. Ltd. (Retailing)(a)	711,330
32,700	Hosiden Corp. (Technology Hardware & Equipment)	412,959
42,000	IBJ Leasing Co. Ltd. (Diversified Financials)	865,468
22,100	Iida Home Max Co. Ltd. (Real Estate)	219,647
62,700	Inabata & Co. Ltd. (Capital Goods)	314,699
59,700	Ines Corp. (Software & Services)	506,244
11,500	Inui Steamship Co. Ltd. (Transportation)	84,242
166,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	150,756
11,600	IT Holdings Corp. (Software & Services)	165,937
9,900	Itochu Enex Co. Ltd. (Energy)	49,006
9,000	Izumiya Co. Ltd. (Food & Staples Retailing)	47,293
23,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	284,901
80	Japan Excellent, Inc. (REIT)	416,801
71,000	Juki Corp. (Capital Goods)*	137,387
25,000	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	269,717
8,200	Kanto Auto Works Ltd. (Automobiles & Components)	66,710
31,600	Kasumi Co. Ltd. (Food & Staples Retailing)	161,982
26,000	Kitz Corp. (Capital Goods)	148,208
637,000	Kiyo Holdings, Inc. (Banks)	831,713
19,000	Koa Corp. (Technology Hardware & Equipment)	227,325
3,600	Kohnan Shoji Co. Ltd. (Retailing)	45,905
21,100	Kojima Co. Ltd. (Retailing)(a)	179,548

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

8,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	$76,522
76,300	Komori Corp. (Capital Goods)	1,008,723
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	226,735
63,000	Kureha Corp. (Materials)	310,366
51,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	148,645
7,000	Kyoei Steel Ltd. (Materials)	129,884
62,000	Kyorin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	891,607
19,700	Leopalace21 Corp. (Real Estate)*	122,473
10,000	Makino Milling Machine Co. Ltd. (Capital Goods)*	69,310
15,600	Mandom Corp. (Household & Personal Products)	413,788
40,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	110,638
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	229,629
39,000	Mercian Corp. (Food, Beverage & Tobacco)	80,224
91	MID REIT, Inc. (REIT)	231,040
3,300	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	48,989
22,700	Ministop Co. Ltd. (Food & Staples Retailing)	327,983
5,800	Miraca Holdings, Inc. (Health Care Equipment & Services)	186,845
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	361,348
18,100	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	266,870
428,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	1,057,423
26,700	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)*	229,593
166,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	560,495
12,000	Mizuno Corp. (Consumer Durables & Apparel)	53,448
8,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	76,210
25	Mori Trust Sogo REIT, Inc. (REIT)	196,183
8,540	Nafco Co. Ltd. (Retailing)	156,796
17,000	Nagase & Co. Ltd. (Capital Goods)	202,787
1,800	Nakanishi, Inc. (Health Care Equipment & Services)	163,003

222,000	Nakayama Steel Works Ltd. (Materials)*	367,675
125,900	Namura Shipbuilding Co. Ltd. (Capital Goods)	670,781
22,100	NEC Fielding Ltd. (Software & Services)	297,821
255	NET One Systems Co. Ltd. (Software & Services)	369,632
3,600	Nichicon Corp. (Technology Hardware & Equipment)	48,188
10,200	Nidec Copal Corp. (Consumer Durables & Apparel)	169,662
4,200	Nifco, Inc. (Automobiles & Components)	93,922
21,400	Nihon Kohden Corp. (Health Care Equipment & Services)	409,631
26,200	Nihon Unisys Ltd. (Software & Services)	208,775
201,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	483,787
31,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	128,279
226	Nippon Commercial Investment Corp. (REIT)(a)	263,516
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	208,558
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	475,925
87,000	Nippon Light Metal Co. Ltd. (Materials)*	126,127
42,000	Nippon Metal Industry Co. Ltd. (Materials)	64,048
28,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	307,946
36,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	414,391
63,400	Nippon Signal Co. Ltd. (Capital Goods)	545,522
159,000	Nippon Soda Co. Ltd. (Materials)	712,613
82,000	Nippon Valqua Industries Ltd. (Materials)	188,327
29,000	Nippon Yakin Kogyo Co. Ltd. (Materials)*	107,345
145,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	205,592
27,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	202,420
27,000	Nissin Corp. (Transportation)	61,127
26,000	Nittetsu Mining Co. Ltd. (Materials)	115,755
16,700	Nitto Kogyo Corp. (Capital Goods)	175,921

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

21,700	Noevir Co. Ltd. (Household & Personal Products)	$229,753
91,000	NOF Corp. (Materials)	354,924
8,000	Nohmi Bosai Ltd. (Technology Hardware & Equipment)	50,036
6,400	Noritsu Koki Co. Ltd. (Consumer Durables & Apparel)	50,912
4,700	Noritz Corp. (Capital Goods)	71,382
2,900	NS Solutions Corp. (Software & Services)	65,459
5,000	Obara Corp. (Capital Goods)	57,981
14,800	Oiles Corp. (Capital Goods)	243,269
19,000	OKUMA Corp. (Capital Goods)*	134,801
18,000	Okuwa Co. Ltd. (Food & Staples Retailing)	201,620
145	ORIX JREIT, Inc. (REIT)	709,469
20,500	Osaka Steel Co. Ltd. (Materials)	324,241
15,800	Parco Co. Ltd. (Retailing)	140,392
41	Premier Investment Corp. (REIT)	168,957
13,050	Promise Co. Ltd. (Diversified Financials)	124,903
19,800	Ricoh Leasing Co. Ltd. (Diversified Financials)	502,352
38,500	Right On Co. Ltd. (Retailing)	309,696
13,400	Riso Kagaku Corp. (Technology Hardware & Equipment)	163,762
13,200	Round One Corp. (Consumer Services)	107,629
84,000	Ryobi Ltd. (Capital Goods)*	291,400
99,000	Sakai Chemical Industry Co. Ltd. (Materials)	447,351
120,000	San-Ai Oil Co. Ltd. (Energy)	551,009
102,000	Sanden Corp. (Automobiles & Components)	381,819
18,000	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	395,119
205,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	810,099
36,300	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	340,004
10,000	Sanyo Chemical Industries Ltd. (Materials)	61,005
90,000	Seika Corp. (Capital Goods)	208,368
5,900	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	59,416
112,000	Seino Holdings Corp. (Transportation)	807,619
14,900	Seiren Co. Ltd. (Consumer Durables & Apparel)	91,867
22,000	Sekisui Jushi Corp. (Capital Goods)	203,542
22,000	Sekisui Plastics Co. Ltd. (Materials)	105,314
52,000	Senko Co. Ltd. (Transportation)	205,730

11,900	Senshukai Co. Ltd. (Retailing)	67,025
71,000	Shikibo Ltd. (Consumer Durables & Apparel)	109,051
31,700	Shimachu Co. Ltd. (Retailing)	659,168
56,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)*	189,478
6,300	Shin-Etsu Polymer Co. Ltd. (Materials)	47,471
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	550,773
81,000	Shinmaywa Industries Ltd. (Capital Goods)	353,062
80,000	Shinsho Corp. (Capital Goods)	180,147
182	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	124,122
55,900	Showa Corp. (Automobiles & Components)*	403,222
35,700	Sintokogio Ltd. (Capital Goods)	297,546
2,193	SKY Perfect JSAT Holdings, Inc. (Media)	881,530
15,000	SMK Corp. (Technology Hardware & Equipment)	76,027
23	So-net Entertainment Corp. (Software & Services)	60,117
166	SRI Sports Ltd. (Consumer Durables & Apparel)	163,586
3,400	Sumisho Computer Systems Corp. (Software & Services)	56,017
40,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	152,928
29,600	Tachi-S Co. Ltd. (Automobiles & Components)	349,636
64,000	Taihei Kogyo Co. Ltd. (Capital Goods)	266,312
45,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	696,329
11,000	Takasago International Corp. (Materials)	55,699
7,000	Takasago Thermal Engineering Co. Ltd. (Capital Goods)	62,087
52,560	Takefuji Corp. (Diversified Financials)(a)	211,756
14,500	Takeuchi Manufacturing Co. Ltd. (Capital Goods)*	224,836
17,000	Takiron Co. Ltd. (Materials)	51,148
16,400	Tamron Co. Ltd. (Consumer Durables & Apparel)	273,253
14,000	Tamura Corp. (Technology Hardware & Equipment)	46,493
176,000	The Bank of Nagoya Ltd. (Banks)	664,994
20,400	The Bank of Okinawa Ltd. (Banks)	839,755

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

16,200	The Chiba Kogyo Bank Ltd. (Banks)*	$113,936
39,000	The Daiei, Inc. (Retailing)*(a)	180,800
168,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)*	261,863
23,300	The Kanto Tsukuba Bank Ltd. (Banks)*	71,621
122,000	The Keiyo Bank Ltd. (Banks)	567,346
13,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	68,509
24,000	The Shiga Bank Ltd. (Banks)	143,227
53,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	251,650
17,000	The Tochigi Bank Ltd. (Banks)	71,208
190,000	The Toho Bank Ltd. (Banks)	597,128
21,300	The Tokyo Tomin Bank Ltd. (Banks)	258,486
2,500	The Yachiyo Bank Ltd. (Banks)	53,908
12,000	The Yamanashi Chuo Bank Ltd. (Banks)	52,762
9,900	TKC Corp. (Software & Services)	174,172
188,000	Toa Corp. (Capital Goods)	227,685
102,000	Toagosei Co. Ltd. (Materials)	467,741
37,000	Toho Zinc Co. Ltd. (Materials)	175,268
12,100	Tokai Rika Co. Ltd. (Automobiles & Components)	259,639
6,000	Tokai Rubber Industries, Inc. (Automobiles & Components)	73,669
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	471,972
3,570	Token Corp. (Consumer Durables & Apparel)	104,615
30,000	Toko, Inc. (Technology Hardware & Equipment)*	56,685
21,400	Tokyo Ohka Kogyo Co. Ltd. (Materials)	448,247
9,900	Tokyu Livable, Inc. (Real Estate)	104,007
17	Tokyu REIT, Inc. (REIT)	89,318
9,400	Tomy Co. Ltd. (Consumer Durables & Apparel)	72,740
13,400	Topcon Corp. (Technology Hardware & Equipment)	75,968
26,900	Toppan Forms Co. Ltd. (Commercial & Professional Services)	295,988
36,300	Topre Corp. (Automobiles & Components)	297,444
38	Toridoll Corp. (Consumer Services)	75,701
35,300	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	611,386
203,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	842,577
7,500	Touei Housing Corp. (Consumer Durables & Apparel)	81,347

14,800	Toyo Corp. (Technology Hardware & Equipment)	165,627
62,000	Toyo Ink Manufacturing Co. Ltd. (Materials)	263,201
63,000	Tsubakimoto Chain Co. (Capital Goods)	289,048
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	110,427
2,600	Tsutsumi Jewelry Co. Ltd. (Retailing)	60,804
219	TV Asahi Corp. (Media)	357,501
3,700	TV Tokyo Corp. (Media)	80,217
35,000	Uniden Corp. (Technology Hardware & Equipment)*	114,827
3,800	Union Tool Co. (Capital Goods)	113,606
23,000	Unipres Corp. (Automobiles & Components)(a)	337,956
15	United Urban Investment Corp. (REIT)	97,585
24,030	Usen Corp. (Media)*	18,558
33,000	Yodogawa Steel Works Ltd. (Materials)	145,573
38,500	Yonekyu Corp. (Food, Beverage & Tobacco)	363,027

		73,718,121

Liechtenstein – 0.3%
6,542	Liechtenstein Landesbank AG (Banks)	496,080
2,071	Verwaltungs- und Privat-Bank AG (Diversified Financials)*	234,807

		730,887

Luxembourg – 0.3%
440,538	Regus PLC (Commercial & Professional Services)	775,517

Netherlands – 2.7%
4,023	Aalberts Industries NV (Capital Goods)	65,542
17,610	Accell Group NV (Consumer Durables & Apparel)	796,364
30,125	AMG Advanced Metallurgical Group NV (Materials)*(a)	333,394
6,923	ASM International NV (Semiconductors & Semiconductor Equipment)*(a)	180,399
27,051	Beter Bed Holding NV (Retailing)	664,431
16,692	Crucell NV (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	349,469
4,980	KAS Bank NV CVA (Diversified Financials)	83,579
5,223	Macintosh Retail Group NV (Retailing)	116,410
59,724	Mediq NV (Health Care Equipment & Services)	1,107,485

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)

10,994	Nutreco Holding NV (Food, Beverage & Tobacco)	$687,859
65,180	Oce NV (Technology Hardware & Equipment)*(a)	732,923
52,788	SNS Reaal NV (Diversified Financials)*	305,059
3,592	Ten Cate NV (Consumer Durables & Apparel)	98,017
38,837	TomTom NV (Consumer Durables & Apparel)*(a)	311,110
25,085	USG People NV (Commercial & Professional Services)*	441,949
30,107	VastNed Offices/Industrial NV (REIT)	459,500
9,454	Wereldhave NV (REIT)	790,474

		7,523,964

New Zealand – 0.4%
218,408	Air New Zealand Ltd. (Transportation)	215,152
219,503	Goodman Property Trust (REIT)	159,181
286,534	New Zealand Oil & Gas Ltd. (Energy)	321,834
68,614	Nuplex Industries Ltd. (Materials)	167,485
12,706	The Warehouse Group Ltd. (Retailing)	34,649
62,532	Tower Ltd. (Insurance)	90,923
35,948	Vector Ltd. (Utilities)	56,054

		1,045,278

Norway – 1.3%
295,320	ABG Sundal Collier Holding ASA (Diversified Financials)	374,983
54,699	Aker Solutions ASA (Energy)	914,145
15,862	Atea ASA (Software & Services)	129,916
11,400	Cermaq ASA (Food, Beverage & Tobacco)*	126,824
16,400	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	389,075
120,000	Marine Harvest ASA (Food, Beverage & Tobacco)*	111,347
261,000	Norske Skogindustrier ASA (Materials)*(a)	399,146
17,900	Petroleum Geo-Services ASA (Energy)*	246,351
21,819	TGS Nopec Geophysical Co. ASA (Energy)*	418,172
58,600	Veidekke ASA (Capital Goods)	490,352

		3,600,311

Portugal – 0.0%
120,268	Sonae Capital SGPS SA (Capital Goods)*	85,976

Singapore – 2.5%
363,000	Allgreen Properties Ltd. (Real Estate)	330,898
242,000	Ascott Residence Trust (REIT)	209,204
90,000	Banyan Tree Holdings Ltd. (Consumer Services)*	52,155
438,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	249,482
142,000	CapitaCommercial Trust (REIT)	124,182
362,000	CDL Hospitality Trusts (REIT)	503,474
53,000	CH Offshore Ltd. (Energy)	25,406
42,000	Chemoil Energy Ltd. (Energy)*	16,650
102,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	119,592
156,000	CSE Global Ltd. (Software & Services)	118,378
315,000	CWT Ltd. (Transportation)	220,755
53,000	Ezra Holdings Ltd. (Energy)	79,179
642,400	Fortune Real Estate Investment Trust (REIT)	297,419
1,284,000	Frasers Commercial Trust (REIT)	133,939
37,000	Goodpack Ltd. (Transportation)	45,022
368,000	Hi-P International Ltd. (Capital Goods)*	179,658
131,000	Ho Bee Investment Ltd. (Real Estate)	157,600
54,000	Hong Leong Asia Ltd. (Capital Goods)	187,220
19,000	Hotel Properties Ltd. (Consumer Services)	31,598
85,000	Jaya Holdings Ltd. (Capital Goods)	46,956
240,000	KS Energy Services Ltd. (Capital Goods)	239,119
213,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	76,116
402,000	Mapletree Logistics Trust (REIT)	256,077
489,000	Metro Holdings Ltd. (Retailing)	296,837
112,000	Parkway Holdings Ltd. (Health Care Equipment & Services)	274,149
22,000	Parkway Life Real Estate Investment Trust (REIT)	21,246
46,000	Raffles Medical Group Ltd. (Health Care Equipment & Services)	57,449
234,000	Singapore Airport Terminal Services Ltd. (Transportation)	476,312
81,000	SMRT Corp. Ltd. (Transportation)	134,482
97,000	Stamford Land Corp. Ltd. (Consumer Services)	37,145
188,000	Suntec Real Estate Investment Trust (REIT)	189,205
359,000	Swiber Holdings Ltd. (Energy)*	295,802
433,000	United Industrial Corp. Ltd. (Real Estate)	655,217

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

188,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	$240,376
76,000	Venture Corp. Ltd. (Technology Hardware & Equipment)*	543,688
12,000	Wheelock Properties Singapore Ltd. (Real Estate)	16,882
14,000	Wing Tai Holdings Ltd. (Real Estate)	18,385

		6,957,254

South Africa – 0.1%
33,440	Aquarius Platinum Ltd. (Materials)	215,991
5,937	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	64,302
9,161	Baron de Ley SA (Food, Beverage & Tobacco)*	444,840
19,457	Caja de Ahorros del Mediterraneo (Banks)	155,677
24,935	Corp. Financiera Alba SA (Diversified Financials)	1,201,707
35,897	NH Hoteles SA (Consumer Services)*	165,340
68,071	Promotora de Informaciones SA (Media)*(a)	282,863
57,101	Sol Melia SA (Consumer Services)	474,725
11,471	Tecnicas Reunidas SA (Energy)	696,097
26,697	Tubos Reunidos SA (Materials)	73,331
12,314	Vueling Airlines SA (Transportation)*	180,609

		3,739,491

Sweden – 4.2%
2,907	AarhusKarlshamn AB (Food, Beverage & Tobacco)	73,181
18,031	BE Group AB (Capital Goods)	128,929
44,906	Betsson AB (Consumer Services)*	727,344
39,632	Boliden AB (Materials)(a)	545,276
10,676	Cardo AB (Capital Goods)	343,264
74,595	Castellum AB (Real Estate)	675,300
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
73,993	East Capital Explorer AB (Diversified Financials)*(a)	860,055
121,671	Fabege AB (Real Estate)	755,503
22,074	Haldex AB (Capital Goods)*	240,583
56,820	Hexpol AB (Capital Goods)*	753,861
55,357	Industrial & Financial Systems AB Class B (Software & Services)	597,845
65,469	Kinnevik Investment AB Class B (Diversified Financials)	1,201,620
55,247	Klovern AB (Real Estate)(a)	173,212
83,551	Kungsleden AB (Real Estate)(a)	529,618
6,619	Lindab International AB (Capital Goods)	74,493

9,964	Loomis AB Class B (Commercial & Professional Services)	113,372
6,336	Lundbergforetagen AB Class B (Diversified Financials)(a)	314,020
9,639	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)	92,448
63,303	NCC AB Class B (Capital Goods)(a)	976,344
60,076	New Wave Group AB Class B (Consumer Durables & Apparel)	319,449
7,637	Nibe Industrier AB Class B (Capital Goods)	88,572
173,950	Nobia AB (Consumer Durables & Apparel)*	898,063
6,728	Ratos AB Class B (Diversified Financials)(a)	210,547
93,737	RNB Retail and Brands AB (Retailing)*	129,576
29,893	Saab AB Class B (Capital Goods)(a)	462,625
22,259	Trelleborg AB Class B (Capital Goods)	161,043
22,214	Wallenstam AB Class B (Real Estate)(a)	406,929

		11,853,072

Switzerland – 4.6%
6,170	Advanced Digital Broadcast Holdings SA (Registered) (Consumer Durables & Apparel)*	238,601
725	Bucher Industries AG (Registered) (Capital Goods)	88,814
1,320	Burckhardt Compression Holding AG (Capital Goods)	252,129
5,099	Charles Voegele Holding AG (Retailing)*	237,263
77,811	Clariant AG (Registered) (Materials)*	1,073,574
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)	397,772
5,792	Compagnie Financiere Tradition SA (Diversified Financials)	646,054
6,173	EFG International AG (Diversified Financials)	103,565
926	Flughafen Zuerich AG (Registered) (Transportation)	304,595
2,610	Georg Fischer AG (Registered) (Capital Goods)*	922,948
533	Gurit Holding AG (Materials)	295,189
3,155	Helvetia Holding AG (Registered) (Insurance)	964,045

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

3,965	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	$481,214
177,057	Informa PLC (Media)	1,068,648
10,035	Kardex AG (Registered) (Capital Goods)*	366,071
1,195	Komax Holding AG (Registered) (Capital Goods)	95,491
1,106	Kuoni Reisen Holding AG (Registered) (Consumer Services)	392,072
5,661	OC Oerlikon Corp. AG (Capital Goods)*(a)	261,513
6,010	Panalpina Welttransport Holding AG (Registered) (Transportation)	540,504
151	Phoenix Mecano AG (Technology Hardware & Equipment)	76,228
13,117	PSP Swiss Property AG (Registered) (Real Estate)*	780,672
575	PubliGroupe AG (Media)*	58,619
111	Sika AG (Materials)	197,156
11,629	Sulzer AG (Registered) (Capital Goods)	1,153,097
291,912	Swisslog Holding AG (Registered) (Capital Goods)	259,872
14,986	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	995,516
2,396	Valora Holding AG (Registered) (Retailing)	601,935
421	Walter Meier AG (Registered) (Capital Goods)*	53,825

		12,906,982

United Kingdom – 20.9%
76,466	Acergy SA (Energy)(a)	1,456,660
250,882	Aegis Group PLC (Media)	498,424
22,258	Amlin PLC (Insurance)	127,351
406,657	Anite PLC (Software & Services)	209,497
70,352	Arriva PLC (Transportation)	819,662
156,603	Ashmore Group PLC (Diversified Financials)	632,099
62,044	Atrium European Real Estate Ltd. (Real Estate)	368,424
15,664	Babcock International Group PLC (Commercial & Professional Services)	139,687
104,575	Barratt Developments PLC (Consumer Durables & Apparel)*	197,905
36,854	BBA Aviation PLC (Transportation)	116,611
109,421	Big Yellow Group PLC (REIT)*	540,652
312,144	Bodycote PLC (Capital Goods)	1,058,016
155,894	Brit Insurance Holdings NV (Insurance)	1,889,529
225,142	Cape PLC (Commercial & Professional Services)*	867,039

93,785	Charter International PLC (Capital Goods)	1,151,499
6,579	Clarkson PLC (Transportation)	95,629
52,364	Close Brothers Group PLC (Diversified Financials)	582,847
123,083	Computacenter PLC (Software & Services)	613,498
77,962	Cookson Group PLC (Capital Goods)*	668,138
75,845	CSR PLC (Semiconductors & Semiconductor Equipment)*	496,058
121,360	Dairy Crest Group PLC (Food, Beverage & Tobacco)	663,944
189,904	Davis Service Group PLC (Commercial & Professional Services)	1,243,339
16,282	De La Rue PLC (Commercial & Professional Services)	226,813
293,202	Delta PLC (Materials)	823,939
17,269	Derwent London PLC (REIT)	380,557
238,233	Devro PLC (Food, Beverage & Tobacco)	621,469
319,181	Domino’s Pizza UK & IRL PLC (Consumer Services)	1,695,564
483,443	DS Smith PLC (Materials)	992,417
210,233	DSG International PLC (Retailing)*	105,777
86,791	Electrocomponents PLC (Technology Hardware & Equipment)	297,149
529,471	Elementis PLC (Materials)	522,187
53,409	EnQuest PLC (Energy)*	80,656
390,237	Enterprise Inns PLC (Consumer Services)*	761,575
787,926	F&C Asset Management PLC (Diversified Financials)	792,192
21,424	Fenner PLC (Capital Goods)	69,975
421,267	Filtrona PLC (Materials)	1,478,754
126,034	Galiform PLC (Retailing)*	153,866
428,514	GKN PLC (Automobiles & Components)*	889,009
18,214	Go-Ahead Group PLC (Transportation)	393,480
155,328	Halfords Group PLC (Retailing)	1,203,182
100,336	Hamworthy PLC (Capital Goods)	459,184
338,438	Hays PLC (Commercial & Professional Services)	575,188
104,236	Healthcare Locums PLC (Health Care Equipment & Services)	394,127
361,630	HMV Group PLC (Retailing)	397,286
219,022	Hogg Robinson Group PLC (Commercial & Professional Services)	103,451
122,056	Hunting PLC (Energy)	1,051,103
65,082	IMI PLC (Capital Goods)	707,699
1,170,952	Inchcape PLC (Retailing)*	613,119

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

270,155	International Personal Finance PLC (Diversified Financials)	$1,113,809
151,732	ITE Group PLC (Commercial & Professional Services)	349,862
225,998	John Wood Group PLC (Energy)	1,272,985
1,358,889	Johnston Press PLC (Media)*	686,227
268,529	Kesa Electricals PLC (Retailing)	510,253
410,289	Laird PLC (Technology Hardware & Equipment)	823,215
1,063,672	Logica PLC (Software & Services)	2,225,383
332,091	Marston’s PLC (Consumer Services)	514,635
224,380	Melrose PLC (Capital Goods)	815,356
81,845	Millennium & Copthorne Hotels PLC (Consumer Services)	589,870
86,946	Mitchells & Butlers PLC (Consumer Services)*	434,394
235,946	Mondi PLC (Materials)	1,592,676
88,441	Morgan Crucible Co. PLC (Capital Goods)	288,096
65,309	Mothercare PLC (Retailing)	572,761
119,299	National Express Group PLC (Transportation)	435,497
53,409	Petrofac Ltd. (Energy)	923,715
46,267	Premier Farnell PLC (Technology Hardware & Equipment)	167,629
16,166	Provident Financial PLC (Diversified Financials)	206,517
89,132	Punch Taverns PLC (Consumer Services)*	120,829
686,023	QinetiQ Group PLC (Capital Goods)	1,336,193
120,653	Quintain Estates & Development PLC (Real Estate)*	103,093
19,243	Renishaw PLC (Technology Hardware & Equipment)	196,015
46,372	Restaurant Group PLC (Consumer Services)	172,253
36,138	Rightmove PLC (Media)	384,498
28,893	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	206,278
121,096	Scott Wilson Group PLC (Commercial & Professional Services)	196,484
39,236	Segro PLC (REIT)	185,205
275,378	Senior PLC (Capital Goods)	488,757
34,853	Severfield-Rowen PLC (Capital Goods)	116,363
80,640	Southern Cross Healthcare Ltd. (Health Care Equipment & Services)*	95,970
106,763	Spectris PLC (Technology Hardware & Equipment)	1,460,914
3,950	Spirax-Sarco Engineering PLC (Capital Goods)	92,925

260,048	Stagecoach Group PLC (Transportation)	781,314
191,151	Sthree PLC (Commercial & Professional Services)	1,064,046
15,600	Stolt-Nielsen SA (Transportation)	244,294
45,800	Subsea 7, Inc. (Energy)*	895,732
18,208	Synergy Health PLC (Health Care Equipment & Services)	170,589
292,328	Tate & Lyle PLC (Food, Beverage & Tobacco)	2,035,019
8,006	The Berkeley Group Holdings PLC (Consumer Durables & Apparel)*	101,645
285,547	The Paragon Group of Companies PLC (Banks)	713,265
110,302	The Weir Group PLC (Capital Goods)	1,655,866
50,876	Thomas Cook Group PLC (Consumer Services)	192,997
245,126	Trinity Mirror PLC (Media)*	584,411
273,389	TT electronics PLC (Technology Hardware & Equipment)*	440,451
95,646	United Business Media Ltd. (Media)	807,445
438,449	Yell Group PLC (Media)*	364,355

		58,956,312

TOTAL COMMON STOCKS
(Cost $239,573,092)		$275,828,695

Investment Company – 0.0%

Australia – 0.0%
32,317	Challenger Infrastructure Fund Class A	$44,594
(Cost $52,800)

Expiration
Units	Description	Month	Value

Warrant* – 0.0%

France – 0.0%
13,992	Carbone Lorraine SA (Capital Goods)	11/12	$—
(Cost $0)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Rate	Value

Short-term Investment(b) – 1.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,997,991	0.082%	$2,997,991
(Cost $2,997,991)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $242,623,883)		$278,871,280

Securities Lending Reinvestment Vehicle(b)(c) – 6.7%

Boston Global Investment Trust – Enhanced Portfolio II
19,000,550	0.043%	$19,019,550
(Cost $18,990,492)

TOTAL INVESTMENTS – 105.4%
(Cost $261,614,375)		$297,890,830

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%		(15,367,676)

NET ASSETS – 100.0%		$282,523,154

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
IRL	—	Ireland
UK	—	United Kingdom

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	72	June 2010	$2,634,354	$(88,903)
FTSE 100 Index	16	June 2010	1,348,280	(23,287)
Hang Seng Index	1	May 2010	134,477	(807)
MSCI Singapore Index	3	May 2010	153,514	(1,546)
SPI 200 Index	5	June 2010	557,378	(6,972)
TSE TOPIX Index	17	June 2010	1,778,996	32,934

TOTAL				$(88,581)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $50,695,265, $471,155,002, $2,093,429,599 and $242,623,883, respectively)(a)	$52,059,989	$541,167,442	$2,238,756,392	$278,871,280
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $11,936,191, $419,713,747 and $18,990,492, respectively)	—	11,951,659	419,826,777	19,019,550
Cash	2,923	—	—	9,992
Foreign currencies, at value (identified cost $596,823, $471,739, $9,523,785, and $1,912,587, respectively)	596,025	474,815	9,590,043	1,912,322
Receivables:
Investment securities sold, at value	2,366,066	3,265,630	—	8,981,091
Dividends, at value	186,333	662,153	7,921,484	1,390,412
Foreign tax reclaims, at value	72,551	12,512	1,066,879	92,156
Reimbursement from investment adviser	48,107	122,444	67,254	20,404
Securities lending income	71	3,690	680,422	48,779
Fund shares sold	67	135,613	2,443,480	82,290
Due from broker — variation margin, at value(b)	—	—	—	393,028
Other assets	609	3,458	17,978	1,972

Total assets	55,332,741	557,799,416	2,680,370,709	310,823,276

Liabilities:

Due to custodian	—	337,053	—	—
Payables:
Payable upon return of securities loaned	—	11,861,100	421,890,273	19,102,845
Investment securities purchased, at value	1,418,292	447,534	—	8,608,099
Fund shares redeemed	550,707	502,057	3,373,178	255,058
Amounts owed to affiliates	68,696	504,848	1,828,403	223,861
Swaps contract, at value	125,137	—	—	—
Due to broker — variation margin, at value	5,439	—	185,690	—
Foreign capital gains taxes, at value	—	888,894	—	—
Accrued expenses	94,446	140,362	290,559	110,259

Total liabilities	2,262,717	14,681,848	427,568,103	28,300,122

Net Assets:

Paid-in capital	159,572,372	557,315,767	3,566,273,636	301,542,847
Accumulated undistributed (distribution in excess of) net investment income	268,250	(148,452)	8,417,881	(141,097)
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(107,974,980)	(83,221,966)	(1,465,519,399)	(55,047,575)
Net unrealized gain on investments, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	1,204,382	69,172,219	143,630,488	36,168,979

NET ASSETS	$53,070,024	$543,117,568	$2,252,802,606	$282,523,154

Net Assets:
Class A	$38,568,281	$80,284,274	$601,335,012	$37,822,000
Class B	—	—	7,153,243	—
Class C	1,437,610	1,710,250	5,220,938	202,798
Institutional	13,050,336	461,123,044	1,615,024,290	244,498,356
Service	—	—	23,901,369	—
Class IR	6,933	—	7,121	—
Class R	6,864	—	160,633	—

Total Net Assets	$53,070,024	$543,117,568	$2,252,802,606	$282,523,154

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,627,389	9,916,525	62,361,504	4,980,000
Class B	—	—	750,246	—
Class C	176,763	212,505	547,427	26,997
Institutional	1,545,275	56,759,876	163,357,116	32,185,146
Service	—	—	2,462,824	—
Class IR	829	—	743	—
Class R	830	—	16,788	—

Net asset value, offering and redemption price per share:(c)
Class A	$8.33	$8.10	$9.64	$7.59
Class B	—	—	9.53	—
Class C	8.13	8.05	9.54	7.51
Institutional	8.45	8.12	9.89	7.60
Service	—	—	9.70	—
Class IR	8.36	—	9.58	—
Class R	8.26	—	9.57	—

(a)	Includes loaned securities having a market value of $11,467,865, $399,891,636 and $18,191,978 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Includes cash on deposit with counterparty of $373,353 for the Structured International Small Cap Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $8.81, $8.57, $10.20 and $8.03, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

Investment income:

Dividends (net of foreign taxes withheld of $91,653, $233,161, $3,111,887 and $217,697, respectively)	$850,301	$2,968,154	$31,963,106	$3,399,413
Securities lending income — affiliated issuer	6,476	13,039	1,003,671	194,408
Interest	78	304	1,119	2,350

Total investment income	856,855	2,981,497	32,967,896	3,596,171

Expenses:

Management fees	378,360	2,326,713	9,284,763	1,085,015
Distribution and Service fees(a)	69,696	65,656	852,478	45,999
Transfer Agent fees(a)	51,595	128,884	947,414	78,379
Custody and accounting fees	128,657	338,289	271,046	166,549
Professional fees	37,307	41,259	35,420	29,509
Registration fees	25,755	15,719	50,261	18,709
Printing and mailing costs	18,023	22,925	89,697	33,113
Trustee fees	8,050	8,240	9,392	8,211
Service Share fees — Service Plan	—	—	35,865	—
Service Share fees — Shareholder Administration Plan	—	—	35,865	—
Other	455	18,549	25,137	3,741

Total expenses	717,898	2,966,234	11,637,338	1,469,225

Less — expense reductions	(196,280)	(412,320)	(435,065)	(241,946)

Net expenses	521,618	2,553,914	11,202,273	1,227,279

NET INVESTMENT INCOME	335,237	427,583	21,765,623	2,368,892

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	1,065,666	28,932,183	108,370,866	11,409,313
Securities lending reinvestment vehicle transactions — affiliated issuer	2,471	16,566	85,389	2,340
Futures transactions	(25,992)	—	4,023,637	772,588
Swap contract	(403,422)	—	—	—
Foreign currency related transactions	(48,678)	33,216	(821,704)	411
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of an increase on the foreign capital gains tax liability of $470,342, for the Structured Emerging Markets Equity Fund)	1,607,520	22,038,462	(67,473,321)	12,925,097
Securities lending reinvestment vehicle — affiliated issuer	(2,227)	6,097	39,407	6,313
Futures	51,532	—	(712,554)	75,063
Swap contract	(197,266)	—	—	—
Translation of asset and liabilities denominated in foreign currencies	(8,159)	963	1,142	(44,760)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	2,041,445	51,027,487	43,512,862	25,146,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,376,682	$51,455,070	$65,278,485	$27,515,257

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured International Equity Flex	$60,831	$—	$8,848	$17	$46,232	$—	$1,681	$3,668	$—	$7	$7
Structured Emerging Markets Equity	57,702	—	7,954	—	43,854	—	1,511	83,519	—	—	—
Structured International Equity	786,763	37,585	27,732	398	598,131	7,142	5,270	330,974	5,739	7	151
Structured International Small Cap	45,376	—	623	—	34,486	—	118	43,775	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured International Equity Flex Fund				Structured Emerging Markets Equity Fund
	For the				For the
	Six Months Ended		For the		Six Months Ended		For the
	April 30, 2010		Fiscal Year Ended		April 30, 2010		Fiscal Year Ended
	(Unaudited)		October 31, 2009		(Unaudited)		October 31, 2009

From operations:

Net investment income	$335,237		$1,425,634		$427,583		$4,843,362
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	590,045		(44,357,582)		28,981,965		(42,301,055)
Net change in unrealized gain (loss) on investments, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	1,451,400		55,805,056		22,045,522		134,513,685

Net increase in net assets resulting from operations	2,376,682		12,873,108		51,455,070		97,055,992

Distributions to shareholders:

From net investment income
Class A Shares	—		—		(16,351)		(4,966)
Class B Shares	—		—		—		—
Class C Shares	—		—		(13,065)		(235)
Institutional Shares	—		—		(5,399,183)		(1,823,206)
Service Shares	—		—		—		—
Class IR Shares	—		—		—		—
Class R Shares	—		—		—		—

Total distributions to shareholders	—-		—-		(5,428,599)		(1,828,407)

From share transactions:

Net proceeds from sales of shares	5,591,552		12,585,961		235,352,937		57,566,537
Proceeds received in connection with in-kind sales	—		—		—		41,473,136
Reinvestment of distributions	—		—		5,421,448		1,828,159
Cost of shares redeemed	(34,020,111	)(a)	(50,504,212	)(b)	(59,763,244	)(a)	(36,651,757	)(b)

Net increase (decrease) in net assets resulting from share transactions	(28,428,559)		(37,918,251)		181,011,141		64,216,075

TOTAL INCREASE (DECREASE)	(26,051,877)		(25,045,143)		227,037,612		159,443,660

Net assets:

Beginning of period	79,121,901		104,167,044		316,079,956		156,636,296

End of period	$53,070,024		$79,121,901		$543,117,568		$316,079,956

Accumulated undistributed (distributions in excess of) net investment income	$268,250		$(66,987)		$(148,452)		$4,852,564

(a)	Net of $2,101, $1,295, $13,831 and $283 of redemption fees remitted to the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

(b)	Net of $5,570, $57, $87,948 and $854 of redemption fees remitted to the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International Equity Fund				Structured International Small Cap Fund
For the				For the
Six Months Ended		For the		Six Months Ended		For the
April 30, 2010		Fiscal Year Ended		April 30, 2010		Fiscal Year Ended
(Unaudited)		October 31, 2009		(Unaudited)		October 31, 2009

$21,765,623		$49,903,948		$2,368,892		$2,442,041
111,658,188		(936,270,338)		12,184,652		(19,246,810)
(68,145,326)		1,352,849,137		12,961,713		72,806,058

65,278,485		466,482,747		27,515,257		56,001,289

(14,388,772)		(29,084,913)		(821,629)		(707,218)
(115,271)		(290,522)		—		—
(81,955)		(222,207)		(974)		(844)
(43,806,526)		(80,894,685)		(5,170,331)		(2,991,648)
(656,238)		(984,147)		—		—
(171)		(297)		—		—
(3,438)		(257)		—		—

(59,052,371)		(111,477,028)		(5,992,934)		(3,699,710)

322,436,010		678,565,532		43,976,238		110,709,616
—		—		—		37,610,773
54,890,840		104,271,067		5,880,186		3,646,230
(600,592,662	)(a)	(889,400,503	)(b)	(32,982,635	)(a)	(46,550,277	)(b)

(223,265,812)		(106,563,904)		16,873,789		105,416,342

(217,039,698)		248,441,815		38,396,112		157,717,921

2,469,842,304		2,221,400,489		244,127,042		86,409,121

$2,252,802,606		$2,469,842,304		$282,523,154		$244,127,042

$8,417,881		$45,704,629		$(141,097)		$3,482,945

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified

Structured International Equity Flex	A, C, Institutional, IR and R	Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C and Institutional	Diversified

Strategic International Equity	A, B, C, Institutional, Service, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Structured International Equity Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

H. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash or to redeem their shares in securities instead of cash. These are known as in-kind transactions. In-kind purchases and redemptions of Fund shares are based upon the closing value of the securities contributed or distributed, respectively, as of the date the trade is submitted pursuant to each Fund’s prospectus.

I. Total Return Swap Transactions — The Structured International Equity Flex Fund may take a long and/or short position in equity securities through the use of total return swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund may use total return swap contracts to establish long and/or short equity positions without owning or taking physical custody of the securities involved. The use of total return swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap and are valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. The change in the total market value of the total return swap position is reflected daily as unrealized gain or loss on swap contracts and monthly as realized gain or loss on swap contracts. The Fund must also set aside liquid assets, or engage in other appropriate measures, to cover their obligations for any short positions held within a total return swap.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2010, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured International Equity Flex	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%

Structured Emerging Markets Equity	1.00	1.00	0.90	0.86	0.84	1.00

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.80

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Structured International Equity Flex	$400	N/A	$—

Structured Emerging Markets Equity	1,800	N/A	—

Structured International Equity	31,700	$—	—

Structured International Small Cap	1,200	N/A	—

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds as an annual percentage rate of average daily net assets are 0.064%, 0.014%, 0.004% and 0.014%, respectively. Additionally, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.
For the six months ended April 30, 2010, these expense reductions, including Other Expenses reimbursement, were as follows (in thousands):

Other
Expenses
Fund	Reimbursement

Structured International Equity Flex	$196

Structured Emerging Markets Equity	412

Structured International Equity	435

Strategic International Small Cap	242

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured International Equity Flex	$52	$10	$7	$69

Structured Emerging Markets Equity	458	18	29	505

Structured International Equity	1,524	149	155	1,828

Strategic International Small Cap	202	8	14	224

G. Line of Credit Facility — As of April 30, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2010, the Funds did not have any borrowings under the facility. Effective May 11, 2010, the facility decreased to $580,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2010, Goldman Sachs earned approximately $3,000 and $48,400, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity Flex and Structured International Equity Funds, respectively.
As of April 30, 2010, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

		Goldman Sachs		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Equity Growth
	Balanced Strategy	Income Strategy	Growth Strategy	Strategy
Fund	Portfolio	Portfolio	Portfolio	Portfolio

Structured Emerging Markets Equity	7%	21%	20%	10%

Structured International Equity	—	17	19	8

Structured International Small Cap	7	23	18	9

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of April 30, 2010:

Structured International Equity Flex

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$677,953	$50,677,612	(a)	$—
Short-term Investment	704,424	—		—
Derivatives	115	—		—

Total	$1,382,492	$50,677,612		$—

Liabilities
Derivatives	$(27,626)	$(125,137)		$—

Structured Emerging Markets Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$109,331,476	$431,835,966	(a)	$—
Securities Lending Reinvestment Vehicle	—	11,951,659		—

Total	$109,331,476	$443,787,625		$—

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Structured International Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$78,986,767	$2,111,414,278	(a)	$—
Short-term Investment	48,355,347	—		—
Securities Lending Reinvestment Vehicle	—	419,826,777		—

Total	$127,342,114	$2,531,241,055		$—

Liabilities
Derivatives	$(1,796,820)	$—		$—

Structured International Small Cap

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$—	$275,873,289	(a)	$—
Short-term Investment	2,997,991	—		—
Securities Lending Reinvestment Vehicle	—	19,019,550		—
Derivatives	32,934	—		—

Total	$3,030,925	$294,892,839		$—

Liabilities
Derivatives	$(121,515)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of April 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities	Derivative	and Liabilities	Derivative
Fund	Risk	Location	Assets	Location	Liabilities

Structured International Equity Flex	Equity	Unrealized gain on futures, at value(a)	$115	Unrealized loss on futures/Payable for swap contracts, at value(a)	$152,763

Structured International Equity	Equity	—	—	Unrealized loss on futures(a)	$(1,796,820)

Structured International Small Cap	Equity	Unrealized gain on futures(a)	$32,934	Unrealized loss on futures(a)	$(121,515)

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended April 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Structured International Equity Flex	Equity	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(429,414)	$(145,734)	30

Structured International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$4,023,637	$(712,554)	906

Structured International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$772,588	$75,063	177

(a)	Average number of contracts is based on the average of quarter end balances for the six months ended April 30, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales

Structured International Equity Flex	$27,324,087	$55,692,562

Structured Emerging Markets Equity	522,269,230	347,029,451

Structured International Equity	1,350,484,960	1,610,452,650

Structured International Small Cap	175,209,417	161,417,724

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhance Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2010:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amounts Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for	Upon Return of
	Six Months Ended	the Six Months Ended	Securities Loaned as of
Fund	April 30, 2010	April 30, 2010	April 30, 2010

Structured International Equity Flex	$719	$660	$—

Structured Emerging Markets Equity	1,456	1,066	—

Structured International Equity	119,304	73,302	33,647,221

Structured International Small Cap	21,125	62,451	6,878,878

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the six months ended April 30, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Period	Bought	Sold	End of Period	End of Period

Structured International Equity Flex	302	5,337	(5,639)	—	$—

Structured Emerging Markets Equity	22,473	166,400	(176,933)	11,940	11,952

Structured International Equity	66,479	803,877	(450,949)	419,407	419,827

Structured International Small Cap	5,440	34,488	(20,927)	19,001	19,020

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION

As of the most recent fiscal year end October 31, 2009, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Capital loss carryforward[1]
Expiring 2015	$—	$—	$—	$(52,756)
Expiring 2016	(67,252,387)	(59,568,423)	(542,562,114)	(44,008,627)
Expiring 2017	(39,707,074)	(44,674,289)	(940,883,655)	(21,326,811)
Total capital loss carryforward	$(106,959,461)	$(104,242,712)	$(1,483,445,769)	$(65,388,194)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

As of April 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Tax cost	$52,391,135	$491,078,792	$2,612,575,035	$265,733,712

Gross unrealized gain	2,881,087	66,799,945	123,247,030	39,364,768
Gross unrealized loss	(3,212,233)	(4,759,636)	(77,238,896)	(7,207,650)

Net unrealized security gain (loss)	$(331,146)	$62,040,309	$46,008,134	$32,157,118

Net unrealized loss on other investments	(160,342)	(855,689)	(1,809,335)	(107,476)

Net unrealized gain (loss)	$(491,488)	$61,184,620	$44,198,799	$32,049,642

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of Passive Foreign Investment Company and partnership investments, securities on loan and swap transactions as of the most recent fiscal year end.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

9. OTHER RISKS (continued)

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUBSEQUENT EVENT

Other than the item discussed below, subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Fund Liquidation — On May 20, 2010, the trustees approved a proposal to liquidate the Structured International Equity Flex Fund pursuant to a board-approved Plan of Liquidation. It is expected that the Fund will be liquidated in July 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured International Equity Flex Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	559,935	$4,641,460	1,350,117	$9,274,213
Shares redeemed	(2,939,095)	(24,474,324)	(5,319,327)	(33,861,197)

	(2,379,160)	(19,832,864)	(3,969,210)	(24,586,984)

Class C Shares
Shares sold	5,939	49,980	85,006	564,459
Shares redeemed	(85,690)	(705,029)	(175,161)	(1,127,553)

	(79,751)	(655,049)	(90,155)	(563,094)

Institutional Shares
Shares sold	106,835	900,074	396,611	2,747,227
Shares redeemed	(1,055,091)	(8,840,732)	(2,280,401)	(15,515,400)

	(948,256)	(7,940,658)	(1,883,790)	(12,768,173)

Class IR Shares
Shares sold	1	11	5	35
Shares redeemed	(1)	(10)	(5)	(35)

	—	1	—	—

Class R Shares
Shares sold	3	27	4	27
Shares redeemed	(2)	(16)	(4)	(27)

	1	11	—	—

NET DECREASE	(3,407,166)	$(28,428,559)	(5,943,155)	$(37,918,251)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Emerging Markets Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,895,795	$87,783,036	358,622	$1,960,003
Reinvestment of distributions	2,073	16,168	1,120	4,917
Shares redeemed	(1,358,793)	(10,615,813)	(59,891)	(328,757)

	9,539,075	77,183,391	299,851	1,636,163

Class C Shares
Shares sold	13,358	104,661	198,857	1,276,557
Reinvestment of distributions	808	6,276	49	214
Shares redeemed	(2,068)	(15,917)	(8,331)	(37,089)

	12,098	95,020	190,575	1,239,682

Institutional Shares
Shares sold	18,910,767	147,465,240	10,147,083	54,329,977
Shares issued in connection with in-kind sales	—	—	6,072,202	41,473,136
Reinvestment of distributions	690,410	5,399,004	414,325	1,823,028
Shares redeemed	(6,322,285)	(49,131,514)	(8,132,976)	(36,285,911)

	13,278,892	103,732,730	8,500,634	61,340,230

NET INCREASE	22,830,065	$181,011,141	8,991,060	$64,216,075

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,217,618	$90,303,173	24,445,316	$199,536,922
Shares converted from Class B(a)	10,383	100,351	42,812	313,535
Reinvestment of distributions	1,284,421	12,458,884	3,634,810	26,897,594
Shares redeemed	(16,443,644)	(162,407,940)	(37,173,252)	(283,675,665)

	(5,931,222)	(59,545,532)	(9,050,314)	(56,927,614)

Class B Shares
Shares sold	30,060	291,637	97,516	785,496
Shares converted to Class A(a)	(10,475)	(100,351)	(43,239)	(313,535)
Reinvestment of distributions	11,526	110,766	37,390	274,813
Shares redeemed	(85,403)	(825,627)	(317,336)	(2,383,580)

	(54,292)	(523,575)	(225,669)	(1,636,806)

Class C Shares
Shares sold	30,961	301,059	95,608	769,271
Reinvestment of distributions	6,889	66,270	24,336	178,624
Shares redeemed	(84,091)	(814,305)	(300,215)	(2,310,791)

	(46,241)	(446,976)	(180,271)	(1,362,896)

Institutional Shares
Shares sold	22,397,796	226,624,607	55,726,312	467,092,384
Reinvestment of distributions	4,226,939	41,973,509	10,117,737	76,490,096
Shares redeemed	(42,788,618)	(425,370,787)	(74,597,095)	(593,249,515)

	(16,163,883)	(156,772,671)	(8,753,046)	(49,667,035)

Service Shares
Shares sold	496,039	4,913,231	1,229,788	10,258,734
Reinvestment of distributions	28,463	277,803	57,636	429,386
Shares redeemed	(1,152,094)	(11,173,980)	(1,042,883)	(7,780,892)

	(627,592)	(5,982,946)	244,541	2,907,228

Class IR Shares
Shares sold	2	25	4	31
Reinvestment of distributions	18	170	40	297
Shares redeemed	(1)	(9)	(4)	(30)

	19	186	40	298

Class R Shares
Shares sold	235	2,278	15,483	122,694
Reinvestment of distributions	357	3,438	35	257
Shares redeemed	(1)	(14)	(4)	(30)

	591	5,702	15,514	122,921

NET DECREASE	(22,822,620)	$(223,265,812)	(17,949,205)	$(106,563,904)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	763,703	$5,570,821	3,646,449	$20,658,625
Reinvestment of distributions	117,322	811,868	150,452	705,619
Shares redeemed	(1,064,578)	(7,708,524)	(2,434,259)	(12,741,698)

	(183,553)	(1,325,835)	1,362,642	8,622,546

Class C Shares
Shares sold	27,148	193,608	3,150	22,310
Reinvestment of distributions	74	506	41	192
Shares redeemed	(6,014)	(41,544)	(1,801)	(12,393)

	21,208	152,570	1,390	10,109

Institutional Shares
Shares sold	5,434,032	38,211,809	15,604,436	90,028,681
Shares issued in connection with in-kind sales	—	—	5,786,273	37,610,773
Reinvestment of distributions	733,402	5,067,812	628,295	2,940,419
Shares redeemed	(3,483,650)	(25,232,567)	(6,158,584)	(33,796,186)

	2,683,784	18,047,054	15,860,420	96,783,687

NET INCREASE	2,521,439	$16,873,789	17,224,452	$105,416,342

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$8.09	$0.03		$0.21	$0.24	$—	$—	$—
2010 - C	7.92	0.03		0.18	0.21	—	—	—
2010 - Institutional	8.18	0.07		0.20	0.27	—	—	—
2010 - IR	8.10	0.03		0.23	0.26	—	—	—
2010 - R	8.03	0.01		0.22	0.23	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	6.62	0.12		1.35	1.47	—	—	—
2009 - C	6.54	0.07		1.31	1.38	—	—	—
2009 - Institutional	6.67	0.15		1.36	1.51	—	—	—
2009 - IR	6.62	0.13		1.35	1.48	—	—	—
2009 - R	6.59	0.11		1.33	1.44	—	—	—

2008 - A	13.08	0.19		(6.41)	(6.22)	(0.21)	(0.03)	(0.24)
2008 - C	12.98	0.13		(6.36)	(6.23)	(0.18)	(0.03)	(0.21)
2008 - Institutional	13.15	0.19		(6.40)	(6.21)	(0.24)	(0.03)	(0.27)
2008 - IR (Commenced November 30, 2007)	12.32	0.24		(5.67)	(5.43)	(0.24)	(0.03)	(0.27)
2008 - R (Commenced November 30, 2007)	12.32	0.20		(5.66)	(5.46)	(0.24)	(0.03)	(0.27)

2007 - A	10.67	0.30		2.14	2.44	—	(0.03)	(0.03)
2007 - C	10.66	0.26		2.09	2.35	—	(0.03)	(0.03)
2007 - Institutional	10.69	0.38		2.11	2.49	—	(0.03)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (Commenced July 31, 2006)	10.00	—	(d)	0.67	0.67	—	—	—
2006 - C (Commenced July 31, 2006)	10.00	(0.02)		0.68	0.66	—	—	—
2006 - Institutional (Commenced July 31, 2006)	10.00	0.02		0.67	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		income (loss) to		turnover
of period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$8.33	2.97%	$38,568	1.60	%(c)	2.17	%(c)	0.75	%(c)	41%
8.13	2.65	1,438	2.35	(c)	2.92	(c)	0.65	(c)	41
8.45	3.18	13,050	1.20	(c)	1.77	(c)	1.60	(c)	41
8.36	3.21	7	1.35	(c)	1.92	(c)	0.79	(c)	41
8.26	2.86	7	1.85	(c)	2.42	(c)	0.29	(c)	41

8.09	22.02	56,679	1.60		2.25		1.74		117
7.92	21.10	2,032	2.35		3.00		1.05		117
8.18	22.64	20,397	1.20		1.85		2.20		117
8.10	22.36	7	1.35		2.00		2.04		117
8.03	21.85	7	1.85		2.50		1.56		117

6.62	(48.25)	72,697	1.60		1.82		1.72		122
6.54	(48.67)	2,266	2.35		2.57		1.25		122
6.67	(48.09)	29,194	1.20		1.42		1.77		122
6.62	(45.09)	5	1.35	(c)	1.57	(c)	2.54	(c)	122
6.59	(45.34)	5	1.85	(c)	2.07	(c)	2.08	(c)	122

13.08	22.88	313,922	1.60		1.90		2.49		75
12.98	22.06	5,215	2.35		2.65		2.20		75
13.15	23.31	143,867	1.20		1.50		3.15		75

10.67	6.70	31,009	1.60	(c)	4.53	(c)	0.10	(c)	11
10.66	6.60	113	2.35	(c)	5.58	(c)	(0.62	)(c)	11
10.69	6.90	23,212	1.20	(c)	4.48	(c)	0.82	(c)	11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$7.14	$(0.01)		$1.04	$1.03	$(0.07)	$—	$(0.07)
2010 - C	7.11	(0.04)		1.04	1.00	(0.06)	—	(0.06)
2010 - Institutional	7.17	—	(d)	1.05	1.05	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	4.45	0.12	(e)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(e)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(e)	2.62	2.75	(0.05)	—	(0.05)

2008 - A	11.04	0.15	(f)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(f)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(f)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(d)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(d)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.

(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		income (loss) to		turnover
of period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$8.10	14.46%	$80,284	1.45	%(c)	1.63	%(c)	(0.38	)%(c)	76%
8.05	14.15	1,710	2.20	(c)	2.38	(c)	(0.92	)(c)	76
8.12	14.69	461,123	1.05	(c)	1.23	(c)	0.25	(c)	76

7.14	61.83	2,694	1.45		1.76		2.04	(e)	182
7.11	61.28	1,426	2.20		2.51		1.13	(e)	182
7.17	62.25	311,960	1.05		1.36		2.38	(e)	182

4.45	(59.22)	345	1.45		1.89		1.92	(f)	190
4.41	(59.48)	43	2.20		2.64		1.24	(f)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(f)	190

11.04	10.40	157	1.45	(c)	2.79	(c)	0.77	(c)	16
11.03	10.30	11	2.20	(c)	3.54	(c)	(0.60	)(c)	16
11.04	10.40	97,302	1.05	(c)	2.39	(c)	0.58	(c)	16

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$9.61	$0.08	$0.16	$0.24	$(0.21)	$—	$(0.21)
2010 - B	9.47	0.04	0.16	0.20	(0.14)	—	(0.14)
2010 - C	9.47	0.04	0.17	0.21	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.10	0.18	0.28	(0.25)	—	(0.25)
2010 - Service	9.67	0.07	0.17	0.24	(0.21)	—	(0.21)
2010 - IR	9.56	0.09	0.17	0.26	(0.24)	—	(0.24)
2010 - R	9.55	0.07	0.16	0.23	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		income to		turnover
of period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$9.64	2.53%	$601,335	1.24	%(c)	1.28	%(c)	1.58	%(c)	60%
9.53	2.15	7,153	1.99	(c)	2.03	(c)	0.84	(c)	60
9.54	2.21	5,221	1.99	(c)	2.03	(c)	0.83	(c)	60
9.89	2.81	1,615,024	0.84	(c)	0.88	(c)	2.00	(c)	60
9.70	2.47	23,901	1.34	(c)	1.38	(c)	1.35	(c)	60
9.58	2.66	7	0.99	(c)	1.03	(c)	1.86	(c)	60
9.57	2.41	161	1.49	(c)	1.53	(c)	1.38	(c)	60

9.61	25.56	656,289	1.25		1.32		2.17		158
9.47	24.49	7,620	2.00		2.07		1.50		158
9.47	24.68	5,622	2.00		2.07		1.52		158
9.86	26.03	1,770,267	0.85		0.92		2.55		158
9.67	25.46	29,882	1.35		1.42		1.96		158
9.56	25.94	7	1.00		1.07		2.51		158
9.55	25.32	155	1.50		1.57		0.95		158

8.06	(31.64)	623,459	1.20	(c)	1.28	(c)	1.76	(c)	25
7.91	(31.69)	8,149	1.95	(c)	2.03	(c)	1.00	(c)	25
7.90	(31.66)	6,116	1.95	(c)	2.03	(c)	1.00	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	0.88	(c)	2.20	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.38	(c)	1.68	(c)	25
8.04	(31.57)	5	0.95	(c)	1.03	(c)	1.98	(c)	25
8.01	(31.66)	5	1.45	(c)	1.53	(c)	1.47	(c)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(c)	1.00	(c)	3.02	(c)	161
11.72	(19.92)	8	1.45	(c)	1.50	(c)	2.55	(c)	161

15.90	19.12	1,495,073	1.22		1.26		1.96		56
15.67	18.28	19,124	1.97		2.01		0.98		56
15.64	18.21	13,961	1.97		2.01		0.98		56
16.28	19.63	3,255,644	0.82		0.86		2.38		56
15.93	19.11	55,340	1.32		1.36		1.67		56

14.29	24.02	739,861	1.26		1.35		1.63		59
14.09	23.18	10,306	2.02		2.11		0.64		59
14.09	23.10	7,110	2.02		2.11		0.67		59
14.59	24.52	1,661,909	0.86		0.95		2.01		59
14.31	23.87	40,369	1.37		1.46		1.38		59

11.70	24.12	293,591	1.39		1.40		1.64		73
11.53	23.05	8,075	2.14		2.15		0.75		73
11.54	23.16	4,824	2.14		2.15		0.75		73
11.93	24.51	697,144	0.99		1.00		1.96		73
11.73	23.93	22,429	1.49		1.50		2.33		73

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset	Net				to shareholders
	value,	investment		Net realized	Total from	from net
	beginning	income		and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$7.03	$0.05		$0.67	$0.72	$(0.16)
2010 - C	6.95	0.04		0.65	0.69	(0.13)
2010 - Institutional	7.04	0.07		0.67	0.74	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

2008 - A	10.46	0.20	(d)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(d)	(5.68)	(5.55)	— (e)
2008 - Institutional	10.47	0.23	(d)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(e)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		income (loss) to		turnover
of period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$7.59	10.48%	$37,822	1.30	%(c)	1.49	%(c)	1.42	%(c)	65%
7.51	10.14	203	2.05	(c)	2.24	(c)	1.17	(c)	65
7.60	10.78	244,498	0.90	(c)	1.09	(c)	1.93	(c)	65

7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

4.94	(52.55)	18,763	1.30		1.70		2.39	(d)	117
4.91	(52.94)	21	2.05		2.45		1.70	(d)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(d)	117

10.46	4.60	43,572	1.30	(c)	1.90	(c)	(0.58	)(c)	4
10.46	4.60	10	2.05	(c)	2.65	(c)	(1.06	)(c)	4
10.47	4.70	143,817	0.90	(c)	1.50	(c)	0.09	(c)	4

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured International Equity Flex Fund				Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
Share Class	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*
Class A
Actual	$1,000	$1,029.70		$8.10	$1,000	$1,144.60		$7.71	$1,000	$1,025.30		$6.23	$1,000	$1,104.80		$6.78
Hypothetical 5% return	1,000	1,016.81	+	8.05	1,000	1,017.60	+	7.25	1,000	1,018.65	+	6.21	1,000	1,018.35	+	6.51

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.50		9.97	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.93	+	9.94	N/A	N/A		N/A

Class C
Actual	1,000	1,026.50		11.86	1,000	1,141.50		11.68	1,000	1,022.10		9.98	1,000	1,101.40		10.68
Hypothetical 5% return	1,000	1,013.09	+	11.78	1,000	1,013.88	+	10.99	1,000	1,014.93	+	9.94	1,000	1,014.63	+	10.24

Institutional
Actual	1,000	1,031.80		6.10	1,000	1,146.90		5.59	1,000	1,028.10		4.22	1,000	1,107.80		4.70
Hypothetical 5% return	1,000	1,018.79	+	6.06	1,000	1,019.59	+	5.26	1,000	1,020.63	+	4.21	1,000	1,020.33	+	4.51

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,024.70		6.73	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.15	+	6.71	N/A	N/A		N/A

Class IR
Actual	1,000	1,032.10		6.90	N/A	N/A		N/A	1,000	1,026.60		5.13	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.00	+	6.85	N/A	N/A		N/A	1,000	1,019.74	+	5.11	N/A	N/A		N/A

Class R
Actual	1,000	1,028.60		9.46	N/A	N/A		N/A	1,000	1,024.10		7.48	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.47	+	9.39	N/A	N/A		N/A	1,000	1,017.41	+	7.45	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured International Equity Flex	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Structured Emerging Markets Equity	1.45	N/A	2.20	1.05	N/A	N/A	N/A
Structured International Equity	1.24	1.99%	1.99	0.84	1.34%	0.99	1.49
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	N/A	N/A

†	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713.9 billion in assets under management as of March 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] ■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

    ■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

    ■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus and a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or the Prospectus carefully before investing. The summary prospectus and the Prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current summary prospectus or Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or Prospectus carefully before investing. The summary prospectus and Prospectus contain this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  37239.MF.TMPL STINTSAR10 / 39.3K / 6-10

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: June 30, 2010